EXHIBIT 10.15




                                   $25,000,000

                                CREDIT AGREEMENT

                          Dated as of January 26, 1999

                                      Among

                            MEDE AMERICA CORPORATION

                                   as Borrower

                                       and

                        MEDE AMERICA CORPORATION OF OHIO

                                       and

                          HEALTHCARE INTERCHANGE, INC.

                                  as Guarantors

                                       and

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders

                                       and

                                NATIONSBANK, N.A.

                             as Administrative Agent

                                       and

                      NATIONSBANC MONTGOMERY SECURITIES LLC

                              as Syndication Agent

                          T A B L E O F C O N T E N T S


Section                                                                     Page

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

    1.01.  Certain Defined Terms.............................................2
    1.02.  Computation of Time Periods; Other Definitional Provisions.......26
    1.03.  Accounting Terms.................................................27
    1.04.  Currency Equivalents Generally...................................27


                                   ARTICLE II

                            AMOUNTS AND TERMS OF THE
                            WORKING CAPITAL ADVANCES

    2.01.  The Working Capital Advances.....................................27
    2.02.  Making the Working Capital Advances..............................27
    2.03.  Repayment of Working Capital Advances............................29
    2.04.  Termination or Reduction of the Commitments......................29
    2.05.  Prepayments......................................................30
    2.06.  Interest.........................................................31
    2.07.  Fees.............................................................32
    2.08.  Conversion of Working Capital Advances...........................32
    2.09.  Increased Costs, Etc.............................................34
    2.10.  January 23, 1999 Payments and Computations.......................36
    2.11.  Taxes............................................................39
    2.12.  Sharing of Payments, Etc.........................................42
    2.13.  Use of Proceeds..................................................42
    2.14.  Defaulting Lenders...............................................42


                                   ARTICLE III

                              CONDITIONS OF LENDING

    3.01.  Conditions Precedent to Initial Extension of Credit..............45
    3.02.  Conditions Precedent to Each Working Capital Borrowing...........49
    3.03.  Determinations Under Section 3.01................................50

Section                                                                     Page


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

    4.01.  Representations and Warranties of the Borrower...................50


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

    5.01.  Affirmative Covenants............................................58
    5.02.  Negative Covenants...............................................66
    5.03.  Reporting Requirements...........................................72
    5.04.  Financial Covenants................................................


                                   ARTICLE VI

                                EVENTS OF DEFAULT

    6.01.  Events of Default................................................78


                                   ARTICLE VII

                                    GUARANTY

    7.01.  Guaranty; Limitation of Liability................................81
    7.02.  Guaranty Absolute................................................82
    7.03.  Waivers and Acknowledgments......................................83
    7.04.  Subrogation......................................................84
    7.05.  Guaranty Supplements.............................................85
    7.06.  Subordination....................................................85
    7.07.  Continuing Guaranty; Assignments.................................86


                                  ARTICLE VIII

                                   THE AGENTS

    8.01.  Authorization and Action.........................................86
    8.02.  Administrative Agent's Reliance, Etc.............................87

Section                                                                     Page


    8.03.  NationsBank, NMS and Affiliates..................................88
    8.04.  Lender Credit Decision...........................................88
    8.05.  Indemnification..................................................89
    8.06.  Successor Administrative Agent...................................89


                                   ARTICLE IX

                                  MISCELLANEOUS

    9.01.  Amendments, Etc..................................................90
    9.02.  Notices, Etc.....................................................91
    9.03.  No Waiver; Remedies..............................................92
    9.04.  Costs and Expenses...............................................92
    9.05.  Right of Set-off.................................................94
    9.06.  Binding Effect...................................................94
    9.07.  Assignments and Participations...................................95
    9.08.  Execution in Counterparts........................................98
    9.09.  Confidentiality..................................................98
    9.10.  Jurisdiction, Etc................................................98
    9.11.  Governing Law....................................................99
    9.12.  Waiver of Jury Trial.............................................99
                                       iv
SCHEDULES

Schedule I         - Commitments and Applicable Lending Offices
Schedule 4.01 (a)  - List of Equity Interests of the Borrower
Schedule 4.01 (b)  - List of all Subsidiaries of the Borrower
Schedule 4.01 (d)  - List of Approvals, Consents and Governmental Authorizations
Schedule 4.01 (f)  - List of Liabilities Not Reflected in Financial Statements
Schedule 4.01 (z)  - List of Real Property
Schedule 4.01 (bb) - List of Intellectual Property
Schedule 4.01 (v)  - List of each Open Year
Schedule 4.01 (y)  - Debt
Schedule 5.01 (n)  - List of Real Property Subject to Mortgages
Schedule 5.02 (a)  - List of Existing Liens
Schedule 5.02 (e)  - List of Existing Investments

EXHIBITS

Exhibit A         - Form of Working Capital Note
Exhibit B-1       - Form of Notice of Borrowing
Exhibit B-2       - Form of Notice of Conversion
Exhibit C         - Form of Assignment and Acceptance
Exhibit D         - Form of Security Agreement
Exhibit E         - Form of Guaranty Supplement
Exhibit F         - [Intentionally omitted]

                                CREDIT AGREEMENT


                  CREDIT AGREEMENT dated as of January 26, 1999 among MEDE AMERICA CORPORATION, a Delaware corporation (the "Borrower"), MEDE AMERICA CORPORATION OF OHIO, an Ohio corporation, and HEALTHCARE INTERCHANGE, INC., a Missouri corporation (each, a "Guarantor" and together with each other Additional Guarantor (as defined in Section 7.05), the "Guarantors"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof under the caption "Initial Lenders" (the "Initial Lenders"), NATIONSBANC MONTGOMERY SECURITIES LLC ("NMS"), as the syndication agent and arranger (the "Syndication Agent") for the Facilities (as hereinafter defined) hereunder, and NATIONSBANK, N.A. ("NationsBank"), as the administrative and collateral agent (together with any successor thereto appointed pursuant to Article VIII, the "Administrative Agent") for the Lenders (as hereinafter defined).


                             PRELIMINARY STATEMENTS:

                  (1) The Borrower is a corporation organized under the laws of the State of Delaware, and the Borrower and the Guarantors are engaged in the business of providing electronic data interchange products and services to the health-care industry.

                  (2) The Borrower has requested that the Lenders make Working Capital Advances to the Borrower from time to time prior to the Termination Date in an aggregate principal amount not to exceed $25,000,000 at any time outstanding. The Lenders have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

                  (3) The Borrower is the owner, beneficially and of record, of all issued and outstanding common stock of each of the Guarantors, and each of the Guarantors will receive substantial direct and indirect benefit from this Agreement.

                  (4) Each of the Guarantors has agreed to guarantee the prompt and complete payment when due of the Guaranteed Obligations in accordance with
Article VII hereof.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

                  "Acquisition Certificate" has the meaning specified in Section 5.02(e)(vii).

                  "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with NationsBank at its office at 100 North Tryon Street, Charlotte, North Carolina 28255, and designated by the Administrative Agent as such in a written notice to the Borrower and each of the Lenders or such other account of the Administrative Agent that may be so designated from time to time.

                  "Advance" means a Working Capital Advance.

                  "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

                  "Agents" means, collectively, the Administrative Agent, the Syndication Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.01(b).

                  "Agreement Value" means, for each Hedge Agreement, on any date of determination, an amount determined by the Administrative Agent equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or Subsidiary was the sole "Affected Party", and (iii) the Administrative Agent was the sole party determining such payment amount (with the Administrative Agent making such determination pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement determined by the Administrative Agent based on the settlement price of such Hedge Agreement on such date of determination, or (c) in all cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedge Agreement determined by the Administrative Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Base Rate Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "Applicable Margin" means (i) 0.75% per annum for Base Rate Advances and (ii) 1.75% per annum for Eurodollar Rate Advances.

                  "Assigned   Agreements"  has  the  meaning  specified  in  the
         Security Agreement.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit C hereto.

                  "Average Market Price" shall mean, with respect to each share of Borrower Common Stock at any date, the average of the per share last reported sales prices for the twenty consecutive business days (a "business day" being any day that is not a legal holiday or other day on which banking institutions or any national securities exchanges are authorized by law or executive order to close) next preceding the date in question. The "last reported sales price" for each business day shall be (i) the last reported sales price of the Borrower Common Stock on the National Market System of the National Association of Securities Dealers, Inc., Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Borrower Common Stock as reported by NASDAQ if at least two securities dealers have inserted both bid and asked quotations for Borrower Common Stock on at least 5 of the 10 preceding days, or (iii) if the Borrower Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Borrower Common Stock on the principal securities exchange on which the Borrower Common Stock is listed. If the Borrower Common Stock is quoted on a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the closing price of the Borrower Common Stock on any business day or the average of such closing prices for any period shall be the fair market value of the Borrower Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Borrower and reasonably acceptable to the Administrative Agent.

                  "Bankruptcy Law" means any proceeding of the type referred to in Section 6.01(f) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                           (a) the rate of interest  established  by NationsBank
                  from time to time as its prime rate (which rate of interest may not be the lowest rate of interest charged by NationsBank to its customers); and

                           (b) the Federal Funds Rate plus 0.50%.

                  "Base Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(i).

                  "Base Rate Lending Office" means, with respect to each of the Lenders, the office of such Lender specified as its "Base Rate Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent for such purpose.

                  "Blocked Account Letters" has the meaning specified in the Security Agreement.

                  "Blocked Accounts" has the meaning specified in the Security Agreement.

                  "Borrower" has the meaning specified in the recital of parties to this Agreement.

                  "Borrower Common Stock " has the meaning specified in Section 3.01(g).

                  "Borrower's Account" means the account of the Borrower designated to the Administrative Agent on or prior to the Funding Date or such other account of such Borrower as is agreed from time to time in writing between the Borrower and the Administrative Agent.

                  "Borrowing" means a Working Capital Borrowing.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York, New York, Charlotte, North Carolina or San Francisco, California and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Capital Assets" means, with respect to any Person, all equipment, fixed assets and real property or improvements of such Person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such Person or that have a useful life of more than one year.

                  "Capital Expenditures" means, with respect to any Person for any period, (a) all expenditures made directly or indirectly by such Person during such period for Capital Assets (whether paid in cash or other consideration and including, without limitation, all expenditures for maintenance and repairs which are required, in accordance with GAAP, to be capitalized on the books of such Person) and (b) solely to the extent not otherwise included in clause (a) of this definition, the aggregate principal amount of all Debt (including, without limitation, Obligations in respect of Capitalized Leases) assumed or incurred during such period in connection with any such expenditures for Capital Assets. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

                  "Capitalized Lease" means any lease with respect to which the lessee is required to recognize concurrently the acquisition of property or an asset and the incurrence of a liability in accordance with GAAP.

                  "Cash Collateral Account" has the meaning specified in the Security Agreement.

                  "Cash Equivalents" means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents):

                           (a) readily marketable obligations issued or directly
                  and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

                           (b) time deposits  with, or insured  certificates  of
                  deposit or bankers'  acceptances  of, any commercial bank that
                  (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

                           (c) commercial  paper issued by any Person  organized
                  under the laws of any state of the United States of America and rated at least "Prime-1" (or the then equivalent grade) by Moody's or at least "A-1" (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

                           (d)  Investments,  classified in accordance with GAAP
                  as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the
                  Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody's or S&P, and the portfolios of which are limited solely to Investments of the character and quality described in clauses (a), (b) and (c) of this definition.

                  "CERCLA"  means  the  Comprehensive   Environmental  Response,
         Compensation and Liability Act of 1980, as amended from time to time.

                  "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

                  "Change of Control" means, at any time:

                           (a) the WCAS Funds, collectively,  shall cease to own
                  and control legally and beneficially, either directly or indirectly, less than 20% of the shares of the Borrower Common Stock owned by the WCAS Funds immediately after giving effect to the recapitalization described in the Registration Statement (as adjusted for stock splits, stock dividends, reverse stick splits, mergers, consolidations and other like events);

                           (b) any "person" or "group" (each as used in Sections
                  13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of Voting Interests in the Borrower (including through securities convertible into or exchangeable for such Voting Interests) representing 15% or more of the combined voting power of all of the Voting Interests in the Borrower;

                           (c) the  replacement  of a  majority  of the board of
                  directors of the Borrower during a two-year period from the directors who constituted the board of directors of the Borrower at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the board of directors of the Borrower then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such board of directors was previously so approved;

                           (d) any  Person  or two or  more  Persons  acting  in
                  concert other than the one or more of the WCAS Funds shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, control over Voting Interests in the Borrower (including through securities convertible into or exchangeable for such Voting Interests) representing 15% or more of the combined voting power of all of the Voting Interests in the Borrower; or

                           (e) with  respect  to any  pledge  or other  security
                  agreement covering all or any portion of the Equity Interests that are owned beneficially and of record by the WCAS Funds or their nominees, any secured party or pledgee thereunder shall become the holder of record of any such shares (except in the case of a registration of the pledge of such Equity Interests to such secured party or pledgee solely in its capacity as a pledgee) or shall receive dividends or other cash or cash equivalent distributions (including, without limitation, stock repurchases) in respect thereof, or shall proceed to exercise voting or other consensual rights in respect thereof (whether by proxy, voting or other similar arrangement or otherwise), or shall otherwise commence to realize upon such shares.

                  "Collateral" means all of the "Collateral" referred to in the Collateral Documents and all of the other property and assets that are or are intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

                  "Collateral Agent" means the Administrative Agent in its capacity as such under the Security Agreement.

                  "Collateral Documents" means, collectively, the Security Agreement, the Mortgages, the Blocked Account Letters and each of the other agreements that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

                  "Commitment" means a Term Commitment or a Working Capital Commitment, as the context may require.

                  "Commitment Fee" has the meaning specified in Section 2.07(a).

                  "Confidential Information" means information that is furnished to the Administrative Agent or any Lender by or on behalf of the Borrower pursuant hereto but does not include any such information that
         (a) is or becomes generally available to the public other than as a result of a breach by the Administrative Agent or any Lender of its obligations hereunder or (b) is or becomes available to the Administrative Agent or any such Lender from a source other than the Borrower.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Consolidated EBITDA" means, with respect to any Person for any period, (a) the Consolidated Net Income of such Person and its Subsidiaries for such period plus (b) the sum of each of the following expenses that have been deducted from the determination of the Consolidated Net Income of such Person and its Subsidiaries for such period: (i) the Consolidated Interest Expense of such Person and its Subsidiaries for such period, (ii) all income tax expense (whether federal, state, local, foreign or otherwise) of such Person and its Subsidiaries for such period, (iii) all depreciation expense of such Person and its Subsidiaries for such period, (iv) all amortization expense of such Person and its Subsidiaries for such period, (v) all other non-cash items (including extraordinary losses) deducted in determining the Consolidated Net Income of such Person and its Subsidiaries for such period less all other non-cash items (including extraordinary gains) added in determining the Consolidated Net Income of such Person and its Subsidiaries, for such period, in each case determined on a Consolidated basis and in accordance with GAAP for such period and (vi) in the case of the Borrower and its Subsidiaries, non-recurring charges incurred by the Borrower and its Subsidiaries in connection with a Permitted Acquisition; provided that such changes do not exceed 5% of the aggregate consideration paid in connection with such Permitted Acquisition; and provided, further, that, if Consolidated EBITDA of the Borrower and its Subsidiaries is being calculated in respect of any Measurement Period in which a Permitted Acquisition has been consummated, there shall be added thereto or subtracted therefrom an amount equal to the product of (1) the Consolidated EBITDA (whether positive or negative) of the Person acquired (or reasonably attributable to the assets acquired) for the one year period immediately preceding the date such Permitted Acquisition was consummated times (2) a fraction the numerator of which is number of days from the first day of such Measurement Period to the date the Permitted Acquisition was consummated and the denominator of which is 365.

                  "Consolidated Interest Expense" means, with respect to any Person for any period, the gross interest expense accrued on all Indebtedness of such Person and its Subsidiaries during such period, determined on a Consolidated basis and in accordance with GAAP for such period, including, without limitation, (i) in the case of the Borrower,
         (A) interest expense accrued in respect of Debt resulting from Working Capital Advances and (B) all fees paid or payable pursuant to Section 2.07(a), and (ii) the interest component of all Obligations in respect of Capitalized Leases, (iii) commissions, discounts and other fees and charges paid or payable in connection with letters of credit, (iv) all amortization of original issue discount in respect of all Debt of such Person and its Subsidiaries and (v) the net payment, if any, paid or payable in connection with Hedge Agreements less the net credit, if any, received in connection with Hedge Agreements.

                  "Consolidated Net Income" means, for any period, the net income (or net loss) of any Person and its Subsidiaries for such period, determined on a Consolidated basis and in accordance with GAAP, but excluding for each such period (without duplication):

                           (a) the income (or loss) of any other Person  accrued
                  prior to the date on which it became a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or all or substantially all of the property and assets of such other Person are acquired by such Person or any of its Subsidiaries;

                           (b) the income (or loss) of any other  Person  (other
                  than a Subsidiary of such Person) in which a Person other than such Person or any of its Subsidiaries owns or otherwise holds an Equity Interest, except to the extent such income (or loss) shall have been received in the form of cash dividends or other distributions actually paid to such Person or any of its Subsidiaries by such other Person during such period;

                           (c) the income of any  Subsidiary  of such  Person to
                  the extent that the declaration or payment of dividends or other distributions by such Subsidiary of such income is not permitted to be made or paid on the last day of such period;

                           (d) any  gains  or  losses  (on an  after-tax  basis)
                  attributable to the sale, lease, transfer or other disposition of any property or assets of such Person or any of its Subsidiaries other than sales by the Loan Parties of electronic data interchange products and services in the ordinary course of business;

                           (e) any earnings or charges resulting from the write-up or write-down of any property or assets of such Person or any of its Subsidiaries other than in the ordinary course of business;

                           (f) any gains attributable to the collection of proceeds of insurance policies; and

                           (g) to the extent not included in clauses (a) through
                  (e) of this definition, the noncash portion of all extraordinary losses deducted in calculating net income and the noncash portion of all extraordinary gains added in calculating net income.

                  "Constitutive Documents" means, with respect to any Person, the certificate of incorporation or registration (including, if applicable, certificate of change of name), articles of incorporation or association, memorandum of association, charter, bylaws, partnership agreement, trust agreement, joint venture agreement, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person.

                  "Contingent Obligation" means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation,
         (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "Conversion", "Convert" and "Converted" each refer to a conversion of Working Capital Advances of one Type into Working Capital Advances of the other Type pursuant to Section 2.08 or 2.09.

                  "Current Assets" means, with respect to any Person, all assets of such Person that, in accordance with GAAP, would be classified as current assets on the balance sheet of a company conducting a business the same as or similar to that of such Person, after deducting appropriate and adequate reserves therefrom in each case in which a reserve is proper in accordance with GAAP.

                  "Debt" means, with respect to any Person (without duplication)
         (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person's business and not past due for more than 90 days after the date on which each such trade payable or account payable was created), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, or upon which interest payments are customarily made, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,
         (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, take-or-pay agreements or other similar arrangements, valued, in the case of Hedge Agreements, at the Agreement Value thereof, (i) all Obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing if the transaction giving rise to such Obligation is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP, (j) all Contingent Obligations, and (k) all Debt referred to in clauses (a) through (j) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Defaulted Advance" means, with respect to any Lender at any time, the portion of any Working Capital Advance required to be made by such Lender to the Borrower pursuant to Section 2.01 or 2.02 at or prior to such time that has not been made by such Lender or by the Administrative Agent for the account of such Lender pursuant to Section 2.02(d) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.14(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

                  "Defaulted Amount" means, with respect to any Lender at any time, any amount required to be paid by such Lender to the Administrative Agent or any other Lender hereunder or under any other Loan Document at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to the Administrative Agent pursuant to Section
         8.05 to reimburse the Administrative Agent such Lender's ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.14(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

                  "Defaulting Lender" means, at any time, any Lender that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 6.01(f).

                  "Domestic Subsidiary" means, at any time, any of the direct or indirect Subsidiaries of the Borrower that is incorporated or organized under the laws of any state of the United States of America or District of Columbia.

                  "Eligible Assignee" means, with respect to any Facility, (i) a Lender; (ii) an Affiliate of a Lender; or (iii) any other Person approved by the Administrative Agent and, so long as no Event of Default has occurred and is continuing at the time the related assignment is effected pursuant to Section 9.07, the Borrower (in either case such approval not to be unreasonably withheld or delayed and, in the case of the Borrower, such approval to be deemed to have been given if no objection thereto is received by the Administrative Agent and the assigning Lender within two Business Days after the date on which notice of the proposed assignment is provided to the Borrower); provided, however, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

                  "Environmental  Action" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or any other Person for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental    Permit"   means   any   permit,    approval,
         identification number, license or other authorization required under any Environmental Law.

                  "Equipment"   has  the  meaning   specified  in  the  Security
         Agreement.

                  "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA Event" means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in
         Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12)
         or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in
         Section 4062(e) of ERISA; (e) the partial or complete withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
         Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or
         (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA, that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "Eurocurrency   Liabilities"  has  the  meaning  specified  in
         Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to each of the Lenders, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be (or, if no such office is specified, its Base Rate Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent for such purpose.

                  "Eurodollar Rate" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum at which deposits in U.S. dollars appear on page 3750 (or any successor page thereto) of the Dow Jones Telerate Screen two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period or, if such rate does not so appear on the Dow Jones Telerate Screen on any date of determination, on the Reuters Screen LIBO Page two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period; provided, however, that if the Reuters Screen LIBO Page is being used to determine the Eurodollar rate at any date of determination and more than one rate is specified thereon from deposits in U.S. dollars, the applicable rate shall be the average of all such rates (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1% per annum).

                  "Eurodollar Rate Advance" means a Working Capital Advance that bears interest as provided in Section 2.06(a)(ii).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in Section 6.01.

                  "Excluded Assigned Agreements" means all of the respective right, title and interest of the Loan Parties in, to and under those Assigned Agreements whose terms expressly prohibit the Loan Parties from assigning their rights and interests thereunder without the consent of the counterparty thereto; provided that (i) the rights of the Loan Parties under such Assigned Agreements for money due or to become to the Loan Parties thereunder and (ii) all amounts actually paid to the Loan Parties under such Assigned Agreements shall constitute Collateral and shall be subject to the liens granted to the Collateral Agent under the Security Agreement.

                  "Existing Credit Agreement" means the Credit Agreement, dated as of December 18, 1995, between the Borrower and Bank of America Illinois, as amended.

                  "Existing Debt" has the meaning specified in Section 4.01(y).

                  "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (a) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Loan Documents, so long as such application is made within six months after the occurrence of such damage or loss or (b) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

                  "Facility" means the Working Capital Facility.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1% per annum) on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Fiscal Year" means, with respect to the Borrower or any of its Subsidiaries, the period commencing on July 1 in any calendar year and ending on the next succeeding June 30 or, if any such Subsidiary was not in existence on July 1 in any calendar year, the period commencing on the date on which such Subsidiary is incorporated, organized, formed or otherwise created and ending on the next succeeding June 30.

                  "Funding Date" means the date on which the Initial Extension of Credit is made hereunder.

                  "GAAP" has the meaning specified in Section 1.03.

                  "Governmental Authority" means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, provincial, territorial, local or foreign.

                  "Guarantee Supplement" has the meaning specified in Section 7.05.

                  "Guaranteed Obligations" has the meaning specified in Section 7.01.

                  "Guarantors" has the meaning specified in the recital of parties to this Agreement.

                  "Guaranty"  means the guaranty of the Guarantors  contained in
         Article VII hereof.

                  "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                  "Hedge Agreements" means, collectively, interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

                  "Indemnified Party" has the meaning specified in Section 9.04(b).

                  "Initial Extension of Credit" means the initial Working Capital Borrowing.

                  "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

                  "Initial Public Offering" means the offering and sale of Borrower Common Stock in accordance with the Registration Statement.

                  "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                           (a) the Borrower  may not select any Interest  Period
                  with respect to any Eurodollar Rate Advance that ends after the Termination Date;

                           (b) Interest Periods  commencing on the same date for
                  Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

                           (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

                           (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "Inventory"   has  the  meaning   specified  in  the  Security
         Agreement.

                  "Investment" means, with respect to any Person, any loan or advance to such Person, any purchase or other acquisition of Equity Interests in or Debt of, or the property and assets comprising a division or business unit or all or a substantial part of the business of, such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation (or similar transaction) and any arrangement pursuant to which the investor incurs indebtedness of the types referred to in clause (j) or (k) of the definition of "Debt" set forth in this Section 1.01 in respect of such Person.

                  "Lender  Indemnified  Costs"  has  the  meaning  specified  in
         Section 8.05.

                  "Lender Parties" means the Lenders.

                  "Lenders" means, collectively, the Initial Lenders and each Person that becomes a Lender pursuant to Section 9.07 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

                  "Lien" means, with respect to any Person, (a) any mortgage, lien (statutory or other), pledge, hypothecation, security interest, charge or other preference or encumbrance of any kind (including, without limitation, any agreement to give any of the foregoing), (b) any sale of accounts receivable or chattel paper, or any assignment, deposit arrangement or lease intended as, or having the effect of, security, (c) any easement, right of way or other encumbrance on title to real property or (d) any other interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or any Capitalized Lease or upon or with respect to any property or asset of such Person (including, in the case of Equity Interests, voting trust agreements and other similar arrangements).

                  "Loan Documents" means, collectively, (i) this Agreement, (ii) the Working Capital Notes, (iii) the Guaranty and (iv) the Collateral Documents, in each case as amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof and section 9.01.

                  "Loan  Parties"  means,   collectively,   the  Borrower,   the
         Guarantors and each of the other Subsidiaries of the Borrower party to a Guaranty Supplement or any of the Collateral Documents.

                  "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any of its Subsidiaries.

                  "Material  Adverse Effect" means a material  adverse effect on
         (a) the business, condition (financial or otherwise), operations, performance or properties of any Loan Party, (b) the rights and remedies of the Administrative Agent or any Lender under any Loan
         Document or (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party.

                  "Measurement Period" means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower on or immediately prior to such date or, if less than four consecutive fiscal quarters of the Borrower have been completed since the date of the Initial Extension of Credit, the fiscal quarters of the Borrower that have been completed since the date of the Initial Extension of Credit.

                  "Medic Warrant" means the warrant to purchase 1,250,000 shares of Borrower Common Stock, issued by the Borrower to Medic Computer Systems, Inc. on July 17, 1998.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgage" has the meaning specified in Section 5.01(n)(i).

                  "Mortgage   Policy"  has  the  meaning  specified  in  Section
         5.01(n)(ii)(B).

                  "Multiemployer Plan" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan (as defined in Section 4001(a)(15) of ERISA) that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could reasonably be expected to have liability under
         Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "NationsBank" has the meaning specified in the recital of parties to this Agreement.

                  "NMS" has the meaning specified in the recital of parties to this Agreement.
                  "Net Cash Proceeds"  means,  with respect to any sale,  lease, transfer or other disposition of any property or asset, or the incurrence or issuance of any Debt, or the sale or issuance of any Equity Interests in any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, as the case may be, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person for its own account in connection with any such transaction, after deducting therefrom only (without duplication):

                           (a) reasonable and customary  brokerage  commissions,
                  underwriting fees and discounts, reasonable legal fees and expenses, finder's fees and other similar fees and commissions; and

                           (b) the amount of taxes payable in connection with or
                  as a result of such transaction.

                           (c) in the case of any sale, lease, transfer or other
                  disposition of any property or asset, the outstanding principal amount of, the premium or penalty, if any, on, and any accrued and unpaid interest on, any Debt (other than the Debt outstanding under the Loan Documents) that is secured by a Lien on the property and assets subject to such sale, lease, transfer or other disposition and is required to be repaid under the terms thereof as a result of such sale, lease, transfer or other disposition, and

                           (d) in the case of any sale, lease, transfer or other
                  disposition of any property or asset, the amount required to be reserved, in accordance with GAAP as in effect on the date on which the Net Cash Proceeds from such sale, lease, transfer or other disposition are determined, and so reserved, against liabilities under indemnification obligations, liabilities related to environmental matters or other similar contingent liabilities associated with the property and assets subject to such sale, lease, transfer or other disposition that are required to be so provided for under the terms of the documentation for such sale, lease, transfer or other disposition;

         in each case to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the property or asset that is the subject thereof and (i in the case of clauses (a) and (c) of this definition, are actually paid at the time of receipt of such cash to a Person that is not an Affiliate of such Person or any Loan Party or of any Affiliate of any Loan Party and (ii) in the case of clauses (b) and (d) of this definition, are actually paid at the time of receipt of such cash to a Person that is not an Affiliate of such Person or any Loan Party or of any Affiliate of any Loan Party or, so long as such Person is not otherwise indemnified therefor, are reserved for in accordance with GAAP at the time of receipt of such cash based upon such Person's reasonable estimate of such taxes or contingent liabilities, as the case may be; provided, however, that if, at the time such taxes or such contingent liabilities are actually paid or otherwise satisfied, the amount of the reserve therefor exceeds the amount paid or otherwise satisfied, then the Borrower shall reduce the Commitments to the extent required by Section 2.04(b), and shall prepay the outstanding Working Capital Advances in accordance with the terms of Section 2.05(b), in an amount equal to the amount of such excess reserve.

                  "Notice of Borrowing" has the meaning specified in Section 2.02(a).

                  "Notice of Conversion" has the meaning specified in Section 2.08(a).

                  "NPL" means the National Priorities List under CERCLA.

                  "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "OECD" means the Organization for Economic Cooperation and Development.

                  "Open Year" means, with respect to any Person, any year for which United States federal income tax returns have been filed by or on behalf of such Person and for which the expiration of the applicable statute of limitations for assessment, reassessment or collection has not occurred (whether by reason of extension or otherwise).

                  "Other Taxes" has the meaning specified in Section 2.11(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Permitted Acquisition" has the meaning specified in Section 5.02(e)(vii).

                  "Permitted Disposition"means any sale or other disposition of assets if (i) such assets were acquired by a Loan Party in a Permitted Acquisition, (ii) the related Acquisition Certificate delivered by the Loan Party described such assets in reasonable detail and identified them as "Permitted Disposition Assets" and (iii) such assets were sold or otherwise disposed of by such Loan Party no later than twelve months after the date on which such Permitted Acquisition was consummated.

                  "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b); (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations (other than Debt for borrowed money) (i) that are not overdue for a period of more than 30 days or (ii) the amount, applicability or validity of which are being contested in good faith and by appropriate proceedings diligently conducted and with respect to which the Borrower or any of its Subsidiaries, as the case may be, has established reserves in accordance with GAAP; (c) pledges or deposits
         (i) to secure obligations under workers' compensation laws or similar legislation (other than in respect of employee benefit plans subject to ERISA), (ii) to secure public or statutory obligations or (iii) to secure obligations (other than Debt for borrowed money) in respect of
         (A) deductibles, premiums and similar amounts under insurance policies purchased in the ordinary course of business, (B) payments of rent and other customary obligations under leases permitted hereunder and (C) amounts owed to utilities and other service providers in the ordinary course of business; (d) Liens securing the performance of, or payment in respect of, bids, tenders, government contracts (other than for the repayment of borrowed money), surety and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (e) any interest or title of a lessor or sublessor (including those arising under or in respect of Capitalized Leases and including Liens arising from the filing of protective Uniform Commercial Code financing statements relating solely to the interest or title of a lessor or sublessor) and any restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject that is incurred in the ordinary course of business and, either individually or when aggregated with all other Permitted Liens in effect on any date of determination, could not be reasonably expected to have a Material Adverse Effect; (g) Liens arising out of judgments or awards that do not constitute an Event of Default under Section 6.01(g) or 6.01(h) and in respect of which the Borrower or any of its Subsidiaries subject thereto shall be prosecuting an appeal or proceedings for review in good faith and, pending such appeal or proceedings, shall have secured within ten days after the entry thereof a subsisting stay of execution and shall be maintaining reserves, in accordance with GAAP, with respect to any such judgment or award; (h) easements, rights of way, zoning restrictions and other encumbrances on title to real property that were not incurred in connection with and do not secure Indebtedness and do not, either individually or in the aggregate, render title to the property encumbered thereby unmarketable or materially and adversely affect the use of such real property for its intended purposes and (i) rights of set-off in respect of fees (but not in respect of Debt for borrowed money) owed to banks and other financial institutions against deposits of the Loan Parties held by such banks and other financial institutions in the ordinary course of business.

                  "Person" means an individual, partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Plan"  means a Single  Employer  Plan or a Multiple  Employer
         Plan.

                  "Post-Petition Interest" has the meaning specified in Section 7.06.

                  "Preferred Interests" means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

                  "primary   obligation"  has  the  meaning   specified  in  the
         definition of "Contingent Obligation" set forth in this Section 1.01.

                  "primary obligor" has the meaning specified in the definition of "Contingent Obligations" set forth in this Section 1.01.

                  "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of (a) a fraction the numerator of which is the amount of such Lender's Commitment under the applicable Facility or Facilities at such time and the denominator of which is the aggregate amount of such Facility or Facilities at such time multiplied by (b) such amount.

                  "Receivables" means has the meaning specified in the Security Agreement.

                  "Redeemable" means, with respect to any Equity Interest, Debt or other right or Obligation, any such Equity Interest, Debt or other right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

                  "Register" has the meaning specified in Section 9.07(d).

                  "Registration Statement" has the meaning specified in Section 3.01(g).

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Required Lenders" means, at any time, Lenders owed or holding at least 66-2/3% of the aggregate principal amount of the Working Capital Advances outstanding at such time, or, if no such principal amount is outstanding at such time, Lenders holding at least 66-2/3% of the aggregate of the Working Capital Commitments at such time; provided, however, that (i) if there are only two (2) Lenders at any time, Required Lenders shall mean both Lenders and (ii) if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Working Capital Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (B) the Unused Working Capital Commitment of such Lender at such time.

                  "Requirements of Law" means, with respect to any Person, all laws, constitutions, statutes, treaties, ordinances, rules and regulations, all orders, writs, decrees, injunctions, judgments, determinations or awards of an arbitrator, a court or any other Governmental Authority, and all Governmental Authorizations, binding upon or applicable to such Person or to any of its properties, assets or businesses.

                  "Responsible Officer" means, with respect to the Borrower or any of its Subsidiaries, the chief executive officer, the president, the chief financial officer, the principal accounting officer or the treasurer (or the equivalent of any of the foregoing) or any other officer, partner or member (or person performing similar functions) of the Borrower or any such Subsidiary responsible for overseeing the administration of, or reviewing compliance with, all or any portion of this Agreement or any of the other Loan Documents.

                  "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  "Secured Obligations" has the meaning specified in Section 2 of the Security Agreement.

                  "Secured Parties" means, collectively, the Agents and the Lenders.

                  "Security Agreement" has the meaning specified in Section 3.01(h)(ix).

                  "Security Agreement Supplement" has the meaning specified in the Security Agreement.

                  "Single Employer Plan" means a single employer plan (as defined in Section 4001(a)(15) of ERISA) that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Solvent" and "Solvency" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Subordinated   Obligations"  has  the  meaning  specified  in
         Section 7.06.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, unlimited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding shares of capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture, limited liability company or unlimited liability company or (c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Surviving Debt" has the meaning specified in Section 3.01(b).

                  "Taxes" has the meaning specified in Section 2.11(a).

                  "Termination Date" means the earlier of (a) January 26, 2002 (or, if such day is not a Business Day, the next preceding Business
         Day) and (b) the date of termination in whole of the Working Capital Commitments pursuant to Section 2.04 or 6.01.

                  "Type" refers to the distinction between Working Capital Advances bearing interest at the Base Rate and Working Capital Advances bearing interest at the Eurodollar Rate.

                  "Underwriters" has the meaning specified in Section 3.01(g).

                  "Unused Working Capital Commitment" means, with respect to any Working Capital Lender at any time, (a) such Working Capital Lender's Working Capital Commitment at such time minus (b) the sum of the aggregate principal amount of all Working Capital Advances.

                  "Voting Interests" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Welfare Plan" means a welfare plan (as defined in Section 3(1) of ERISA) that is maintained for employees of any Loan Party or in respect of which any Loan Party could reasonably be expected to have liability.

                  "WCAS Funds" means the collective reference to the following Delaware limited partnerships: (i) William Blair Capital Partners V, L.P., (ii) Welsh, Carson, Anderson & Stowe V, L.P., (iii) William Blair Leveraged Capital Fund, Limited Partnership, (iv) Welsh, Carson, Anderson & Stowe VI, L.P., (v) WCAS Information Partners, L.P., and
         (vi) WCAS Capital Partner II, L.P.

                  "WCAS Funds Warrants" means the warrants to purchase an aggregate 84,050 shares of Borrower Common Stock, issued by the Borrower to the WCAS Funds on October 7, 1998.

                  "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                  "Working Capital Advance" has the meaning specified in Section 2.01.

                  "Working Capital Borrowing" means a borrowing consisting of simultaneous Working Capital Advances of the same Type made by the Working Capital Lenders.

                  "Working Capital Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on
         Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the

         Administrative Agent pursuant to Section 9.07(d) as such Lender's "Working Capital Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

                  "Working Capital Facility" means, at any time, the aggregate amount of the Working Capital Lenders' Working Capital Commitments at such time.

                  "Working Capital Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Working Capital Advances made by such Lender.

                  "Year 2000 Problem" has the meaning specified in Section 4.01(x).

                  SECTION 1.02. Computation of Time Periods; Other Definitional Provisions. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding". References in the Loan Documents to any agreement or contract "as amended" shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(f) ("GAAP").

                  SECTION 1.04. Currency Equivalents Generally. Any amount specified in this Agreement (other than in Articles II, VII and VIII) or any of the other Loan Documents to be in U.S. dollars shall also include the equivalent of such amount in any currency other than U.S. dollars, such equivalent amount to be determined at the rate of exchange quoted by NationsBank in Charlotte, North Carolina at the close of business on the Business Day immediately preceding any date of determination thereof, to prime banks in New York, New York for the spot purchase in the New York foreign exchange market of such amount in U.S. dollars with such other currency.

                                   ARTICLE II

                            AMOUNTS AND TERMS OF THE
                            WORKING CAPITAL ADVANCES

                  SECTION 2.01. The Working Capital Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Working Capital Advance") in U.S. dollars to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date, in each case in an amount not to exceed the Unused Working Capital Commitment of such Lender at such time. Each Working Capital Borrowing shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof or, if less, the amount of the aggregate Unused Working Capital Commitments at such time. Each Working Capital Borrowing shall consist of Working Capital Advances made simultaneously by the Lenders in accordance with their respective Pro Rata Shares of the Working Capital Facility. Within the limits of each Lender's Unused Working Capital Commitment in effect from time to time, the Borrower may borrow under this Section 2.01, prepay pursuant to Section 2.05(a) and reborrow under this Section 2.01.

                  SECTION 2.02. Making the Working Capital Advances. (a) Except as otherwise provided in Section 2.02(b) or 2.03 or in respect of any Working Capital Borrowing requested to be made on the date of the Initial Extension of Credit, in which case notice will be given on the date of the Initial Extension of Credit, each Working Capital Borrowing shall be made on notice, given not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing comprised of Eurodollar Rate Advances, or on the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing comprised of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give prompt notice thereof to each Lender by telex or telecopier. Each notice of a Working Capital Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately in writing, or by telex or telecopier, in substantially the form of Exhibit B-1 hereto, shall be duly executed by a Responsible Officer of the Borrower, and shall specify therein: (i) the requested date of such Working Capital Borrowing (which shall be a Business Day); (ii) the Type of Working Capital Advances requested to comprise such Working Capital Borrowing; (iii) the requested aggregate amount of such Working Capital Borrowing; and (iv) in the case of a Working Capital Borrowing comprised of Eurodollar Rate Advances, the requested duration of the initial Interest Period for each such Working Capital Advance. Each Lender shall, before 11:00 A.M. (Charlotte, North Carolina time) on the date of such Working Capital Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's Pro Rata Share of such Working Capital Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account.

                  (b) Anything in subsection (a) of this Section 2.02 to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances
(A) for the initial Working Capital Borrowing hereunder, (B) during the period from the date of this Agreement to the date that is forty-five (45) days after such date (or such earlier date as shall be specified in its sole discretion by the Administrative Agent (in consultation with the Syndication Agent) in a written notice to the Borrower and the Lenders) or (C) if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to
Section 2.08 or 2.09. In addition, the Working Capital Advances may not be outstanding as part of more than ten (10) separate Working Capital Borrowings.

                  (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Working Capital Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Working Capital Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Working Capital Advance to be made by such Lender as part of such Working
Capital Borrowing when such Working Capital Advance, as a result of such failure, is not made on such date.

                  (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Working Capital Borrowing that such Lender will not make available to the Administrative Agent such Lender's Pro Rata Share of such Working Capital Borrowing, the Administrative Agent may assume that such Lender has made the amount of such Pro Rata Share available to the Administrative Agent on the date of such Working Capital Borrowing in accordance with subsection (a) or (b) of this Section 2.02, as applicable, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made the amount of such Pro Rata Share available to the Administrative Agent, such Lender and the Borrower severally agree to repay or to pay to the Administrative Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.06 to Working Capital Advances comprising such Working Capital Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Working Capital Advance as part of such Working Capital Borrowing for all purposes under this Agreement.

                  (e) The failure of any Lender to make the Working Capital Advance to be made by it as part of any Working Capital Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Working Capital Advance on the date of such Working Capital Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the

Working Capital Advance to be made by such other Lender on the date of any Working Capital Borrowing.

                  SECTION 2.03. Repayment of Working Capital Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate principal amount of all Working Capital Advances outstanding on such date.

                  SECTION 2.04. Termination or Reduction of the Commitments. (a) Optional. The Borrower may, upon at least five Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the Unused Working Capital Commitments; provided, however, that (i) each partial reduction of the Working Capital Facility shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof or, if less, the aggregate amount of the Working Capital Facility and (ii) in no event shall the aggregate amount of the Working Capital Facility be reduced below $10,000,000 as a result of any such partial reduction.

                  (b) Mandatory. The Working Capital Facility shall be automatically and permanently reduced on each date on which the prepayment of Working Capital Advances outstanding thereunder is required to be made pursuant to clause (A), (B) or (D) of Section 2.05(b)(i) by an amount equal to the amount required to be so prepaid; provided, however, that notwithstanding the foregoing provisions of this Section 2.04(b), in no event shall the Working Capital Facility be reduced, pursuant to this Section 2.04(b), to less than $10,000,000, and (ii) the Working Capital Facility shall not be reduced by the amount of any such required prepayments of the Working Capital Advances pursuant to clause (A) of Section 2.05(b)(i) (each, an "Asset Sale Prepayment") (A) to the extent that the aggregate amount of all Asset Sale Prepayments made during the most recent twelve month period ending on any date of determination does not exceed $1,000,000 and (B) if the Asset Sale Prepayment occurred as a result of a Permitted Disposition.

                  (c) Application of Commitment Reductions. Upon each reduction of the Working Capital Facility pursuant to this Section 2.04, the Working Capital Commitment of each Lender shall be reduced by such Lender's Pro Rata Share of the amount by which the Working Capital Facility is reduced. .

                  SECTION 2.05. Prepayments. (a) Optional. The Borrower may, upon at least one Business Day's notice in the case of Base Rate Advances and three Business Days' notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the aggregate principal amount of the Working Capital Advances comprising part of the same Working Capital Borrowing and outstanding on such date, in whole or ratably in part; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof and (ii) no such prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor.

                  (b)      Mandatory.

                  (i) The Borrower shall, on the date of receipt of the Net Cash Proceeds by any Loan Party from (A) the sale, lease, transfer or other disposition of any property or assets of any Loan Party (other than any property or assets expressly permitted to be sold, leased, transferred or otherwise disposed of pursuant to clause (i) of Section 5.02(d)), (B) the incurrence or issuance by any Loan Party of any Debt (other than Debt expressly permitted to be incurred or issued pursuant to clause (i) or (ii) of Section 5.02(b)), (C) the issuance or sale by any Loan Party of any Equity Interests therein (other than (i) the issuance and sale of Borrower Common Stock in connection with the Initial Public Offering (including, without limitation, Borrower Common Stock issued and sold (A) pursuant to the over-allotment arrangements with the Underwriters described in the Registration Statement, and (B) in consideration for the release of accrued and unpaid dividends on the Borrower's preferred stock (as described in the Registration Statement), (ii) the issuance and sale of Borrower Common Stock pursuant to the Medic Warrant and the WCAS Funds Warrants, (iii) Equity Interests in the Borrower expressly permitted to be issued or sold pursuant to clause (i) of Section 5.02(f) and (iv) the issuance and sale of Borrower Common Stock, or options to purchase Borrower Common Stock, in each case pursuant employee stock option or stock purchase plans) and
(D) any Extraordinary Receipt received by or paid to or for the account of any Loan Party and not otherwise included in subclause (i)(A), (i)(B) or (i)(C) of this Section 2.05(b), prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Borrowings equal to (x) in case of subclauses (i)(A), (i)(B) and (i)(D) of this Section 2.05(b), 100% of the amount of such Net Cash Proceeds and (y) in the subclause (i)(C) of this Section 2.05(b), 50% of such Net Cash Proceeds.

                  (ii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Working Capital Borrowings equal to the amount by which (A) the sum of the aggregate principal amount of all Working Capital Advances outstanding on such Business Day exceeds (B) the Working Capital Facility on such Business Day (after giving effect to any permanent reduction thereof pursuant to Section 2.04 on such Business Day).

                  (c) Prepayments to Include Accrued Interest, Etc. All prepayments under this Section 2.05 shall be made together with (i) accrued and unpaid interest to the date of such prepayment on the principal amount so prepaid and (ii) in the case of any such prepayment of a Eurodollar Rate Advance on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurodollar Rate Advance pursuant to 9.04(c). Upon the occurrence of a Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Working Capital Advances in accordance with this Section 2.05(b).

                  SECTION 2.06. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Working Capital Advance owing to each Lender from the

32 date of such Working Capital Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such Working Capital Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time and
         (B) the Applicable Margin for such Working Capital Advance, payable in arrears quarterly on the Business Day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii) Eurodollar Rate Advances. During such periods as such Working Capital Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Working Capital Advance to the sum of (A) the Eurodollar Rate for such Working Capital Advance for such Interest Period and (B) the Applicable Margin for such Working Capital Advance, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the continuance of a Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Working Capital Advance owing to each Lender, payable in arrears on the dates referred to in clause (i) or (ii) of Section 2.06(a), as applicable, and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Working Capital Advance pursuant to clause (i) or (ii) of Section 2.06(a), as applicable, and
(ii) to the fullest extent permitted by applicable law, the amount of any interest, fee or other amount payable under this Agreement or any other Loan Document to any Agent or any Lender that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Working Capital Advance on which such interest has accrued pursuant to clause (i) or (ii) of Section 2.06(a), as applicable, and, in all other cases, on Base Rate Advances pursuant to clause (i) of Section 2.06(a).

                  (c) Notice of Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower and each Lender of the applicable interest rate determined by the Administrative Agent for purposes of clause (i) or (ii) of
Section 2.06(a), as applicable.

                  SECTION 2.07. Fees. (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of the Lenders a commitment fee (the "Commitment Fee"), from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until, in each case, the Termination Date, payable in arrears quarterly on the last Business Day of each March, June, September and December, and on the Termination Date, at the rate of 0.50% per annum on the average daily Unused Working Capital Commitment of each Working Capital Lender; provided, however, that any Commitment Fee accrued with respect to any of the Working Capital Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided further that no Commitment Fee shall accrue on any of the Working Capital Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

                  (b) Agents' Fees. The Borrower shall pay to the Administrative Agent for the account of the Agents such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

                  SECTION 2.08. Conversion of Working Capital Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.09, Convert all or any portion of the Working Capital Advances of one Type comprising the same Borrowing into Working Capital Advances of the other Type; provided, however, that:

                  (i) any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances;

                  (ii) any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be made only if no Default shall have occurred and be continuing and shall be in an amount not less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof;

                  (iii) no Conversion of any Working Capital Advances shall result in more separate Working Capital Borrowings than permitted under
         Section 2.02(b); and

                  (iv) each Conversion of Working Capital Advances comprising part of the same Working Capital Borrowing under any Facility shall be made among the Lenders in accordance with their respective Pro Rata Shares of such Working Capital Borrowing.

Each notice of a Conversion (a "Notice of Conversion") shall be delivered by telephone, confirmed immediately in writing, or by telex or telecopier, in substantially the form of Exhibit B-2 hereto, shall be duly executed by a Responsible Officer of the Borrower, and shall, within the restrictions set forth in the immediately preceding sentence, specify therein:

                  (A) the requested date of such Conversion (which shall be a Business Day);

                  (B) the Working  Capital  Advances  requested to be Converted;
         and

                  (C) if such Conversion is into Eurodollar Rate Advances, the requested duration of the Interest Period for such Eurodollar Rate Advances.

The Administrative Agent shall give each of the Lenders prompt notice of each Notice of Conversion received by it, by telex or telecopier. Each Notice of Conversion shall be irrevocable and binding on the Borrower.

                  (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Working Capital Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $500,000, such Working Capital Advances shall automatically Convert into Base Rate Advances.

                  (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" set forth in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

                  (iii) Upon the occurrence and during the continuance of any Event of Default, (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (B) the obligation of the Lenders to make, or to Convert Base Rate Advances into, Eurodollar Rate Advances shall be suspended.

                  SECTION 2.09. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change (other than any change by way of the imposition of or increase in reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation or application of any Requirement of Law after the date of this Agreement or (ii) the compliance with any directive, guideline or request from any central bank or other Governmental Authority or any change therein or in the interpretation, application, implementation, administration or enforcement thereof, that, in any case under this clause (ii), becomes effective or is issued or made after the date of this Agreement (whether or not having the force of law), there shall be any increase in the cost to any of the Lenders of agreeing to make or making, agreeing to participate in or participating in, agreeing to renew or renewing or funding or maintaining any Working Capital Advances of either Type, or any reduction in the amount owing to any of the Lenders or their respective Applicable Lending Offices under this Agreement in respect of any Working Capital Advances of either Type (excluding, for purposes of this Section 2.09, any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 2.11 shall govern), and (B) changes in the basis of taxation of overall net income or overall gross income by the United States of America or the jurisdiction under the laws of which such Lender is organized or has either of its Applicable Lending Offices or any political subdivision thereof), then the Borrower hereby agrees to pay, from time to time upon demand by such Lender (with a copy of such demand to the Administrative Agent), to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate or to reimburse such Lender for all such increased costs or reduced amounts. A certificate of the Lender requesting such additional compensation pursuant to this Section 2.09(a), submitted to the Borrower by such Lender and specifying therein the amount of such additional compensation, shall be conclusive and binding for all purposes, absent manifest error. In determining any such additional compensation, such Lender may use reasonable averaging and attribution methods. If any of the Lenders requests additional compensation from the Borrower under this subsection (a) in respect of its making, participating in or renewing Eurodollar Rate Advances, the Borrower may, upon notice to such Lender (with a copy of such notice to the Administrative Agent), suspend the obligation of such Lender to make, participate in and/or renew Eurodollar Rate Advances until the circumstances giving rise to such request no longer exist and, during such time, all Eurodollar Rate Advances that would otherwise be made by such Lender as part of any Working Capital Borrowing shall be made instead as Base Rate Advances and all payments of principal of and interest on such Base Rate Advances shall be made at the same time as payments on the Eurodollar Rate Advances otherwise comprising part of such Working Capital Borrowing.

                  (b) If any of the Lenders  determines that compliance with any
Requirement of Law or any directive, guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), or any change therein or in the interpretation, application, implementation, administration or enforcement thereof, that is enacted or becomes effective, or is implemented or is first required or expected to be complied with, after the date of this Agreement affects the amount of capital required or expected to be maintained by such Lender (or either of the Applicable Lending Offices of such Lender) or by any Person controlling such Lender and that the amount of such capital is increased by or is based upon the existence of the commitment of such Lender to lend hereunder and other commitments of such type, then the Borrower hereby agrees to pay, upon demand by such Lender (with a copy of such demand to the Administrative Agent), to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such Person in light of such circumstances, to the extent that such Lender or such Person reasonably determines such increase in capital to be allocable to the existence of the commitment of such Lender to lend hereunder. A certificate of the Lender requesting such additional compensation pursuant to this subsection (b), submitted to the Borrower by such Lender and specifying therein the amount of such additional compensation, shall be conclusive and binding for all purposes, absent manifest error. In determining any such additional compensation, such Lender may use reasonable averaging and attribution methods.

                  (c) If, with respect to any Eurodollar Rate Advances under the Working Capital Facility, Lenders owed or holding not less than a majority in interest of the aggregate principal amount of all Working Capital Advances outstanding at any time notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Working Capital Advances will not adequately reflect the cost to such Lenders of making, participating in or renewing, or funding or maintaining, their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Working Capital Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower (promptly following notice from the Lenders) that such Lenders have determined that the circumstances causing such suspension no longer exist.

                  (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, upon notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance of such Lender will automatically, on the last day of the then existing Interest Period therefor, if permitted by applicable law, or otherwise upon demand Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Working Capital Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist. If the obligation of a Lender to make Eurodollar Rate Advances is suspended pursuant to this subsection (d), then until the circumstances that gave rise to such suspension no longer apply to such Lender, all Eurodollar Rate Advances that would otherwise be made by such Lender as part of any Working Capital Borrowing shall be made instead as Base Rate Advances and all payments of principal of and interest on such Base Rate Advances shall be made at the same time as payments on the Eurodollar Rate Advances otherwise comprising part of such Working Capital Borrowing.

                  (e) Each of the Lenders hereby agrees that, upon the occurrence of any circumstances entitling such Lender to additional compensation or to cease making, participating in or renewing, or funding or maintaining, Eurodollar Rate Advances under any of the foregoing provisions of this Section 2.09, such Lender shall use reasonable efforts (consistent with its internal policy and with legal and regulatory restrictions) to designate a different Applicable Lending Office for any Advances affected by such circumstances if the making of such designation, in the case of subsection (a) or (b) of this Section 2.09, would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue or, in the case of subsection (c) or (d) of this Section 2.09, would allow such Lender to continue to perform its obligations make, to participate in or renew, or to fund or maintain, Eurodollar Rate Advances, and, in any such case, would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (f) If any of the Lenders entitled to additional compensation under any of the foregoing provisions of this Section 2.09 shall fail to designate a different Applicable Lending Office as provided in subsection (e) of this Section 2.09 or if the inadequacy or illegality contemplated

                                       37
under subsection (c) or (d) of this Section 2.09, respectively, shall continue with respect to such Lender notwithstanding such designation, then, subject to the terms of Section 9.07(a), the Borrower may cause such Lender to (and, if the Borrower so demands, such Lender shall) assign all of its rights and obligations under this Agreement in accordance with Section 9.07(a); provided that if, upon such demand by the Borrower, such Lender elects to waive its request for additional compensation pursuant to Section 2.09(a) or 2.09(b), the demand by the Borrower for such Lender to so assign all of its rights and obligations under the Agreement shall thereupon be deemed withdrawn. Nothing in subsection
(e) of this Section 2.09 or this subsection (f) shall affect or postpone any of the rights of any of the Lenders or any of the Obligations of the Borrower under any of the foregoing provisions of this Section 2.09 in any manner.

                  (g) Each Lender requesting compensation under any of the foregoing provisions of this Section 2.09 shall submit to the Administrative Agent and the Borrower a certificate setting forth in reasonable detail the calculations of such compensation, and such certificate shall be conclusive and binding (in the absence of manifest error).

                  SECTION 2.10. January 23, 1999 Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Working Capital Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.14), not later than 11:00 A.M. (Charlotte, North Carolina time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds, with payments received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Working Capital Notes to more than one Lender, to such Lenders for the accounts of their respective Applicable Lending Offices in accordance with their respective Pro Rata Shares of the amounts of such respective Obligations payable to such Lenders at such time and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder solely to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Working Capital Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or, in the case of a Lender, under the Working Capital Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due.

                  (c) All computations of (i) interest in respect of Eurodollar Rate Advances shall be made by the Administrative Agent on the basis of a year of 360 days and (ii) interest in respect of Base Rate Advances and fees shall be made by the Administrative Agent on the basis of a year of 365 (or 366) days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under the Working Capital Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or Commitment Fees, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

                  (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount due such Lender on such date. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender, together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Agents and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Agents and the Lenders in the following order of priority:

                  (i) first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Agents (solely in their respective capacities as Agents) under or in respect of this Agreement or any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Agents on such date;

                  (ii) second, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lenders under Section 9.04 hereof, Section 7.01 of the Guaranty, Section 20 of the Security Agreement or similar section of any of the other

         Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;

                  (iii) third, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lenders under Sections
         2.09 and 2.11 hereof or Section 7.01 of the Guaranty on such date, ratably based upon the respective aggregate amounts thereof owing to the Administrative Agent and the Lenders on such date;

                  (iv) fourth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.07(a) on such date, ratably based upon the respective aggregate Working Capital Commitments of the Lenders on such date;

                  (v) fifth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrower under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lenders under Section 2.06(b) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lenders on such date;

                  (vi) sixth, to the payment of all of the accrued and unpaid interest on the Working Capital Advances that is due and payable to the Administrative Agent and the Lenders under Section 2.06(a) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lenders on such date;

                  (vii) seventh, to the payment of the principal amount of all of the outstanding Working Capital Advances that is due and payable to the Administrative Agent and the Lenders on such date, ratably based upon the respective aggregate amounts of all such principal owing to the Administrative Agent and the Lenders on such date; and

                  (viii) eighth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date.

If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the Working Capital Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender's Pro Rata Share of the aggregate principal amount of all Working Capital Advances outstanding at such time in repayment or prepayment of such of the outstanding Working Capital Advances or other Obligations then owing to such Lender.

                  SECTION 2.11. Taxes. (a) Any and all payments by the Loan Parties hereunder or under the Working Capital Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender or such Agent, as the case may be, is organized or is a resident, or has a fixed place of business or a permanent establishment, or any political subdivision of any of the foregoing, and, in the case of each Lender, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of either of its Applicable Lending Offices or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Working Capital Notes being, collectively, "Taxes"). If any Loan Party shall be required under applicable Requirements of Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Working Capital Note to any Lender or any Agent,
(i) the sum payable by such Loan Party shall be increased as may be necessary so that after such Loan Party and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Lender or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable Requirements of Law.

                  (b) In addition, each Loan Party shall pay any present or future stamp, recording, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Working Capital Notes or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Agreement or the Working Capital Notes (collectively, "Other Taxes").

                  (c) Each Loan Party shall indemnify each Lender and each Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.11, imposed on or paid by such Lender or such Agent, as the case may be, and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by the Loan Parties provided for in this subsection (c) shall apply and be made whether or not the Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted; provided, however, that such Lender or such Agent seeking such indemnification shall take all reasonable actions (consistent with its internal policy and legal and regulatory restrictions) requested by such Loan Party to assist such Loan Party in recovering the amounts paid thereby pursuant to this subsection (c) from the relevant taxation authority or other Governmental Authority. Amounts payable by the Loan Parties under the indemnity set forth in this subsection (c) shall be paid within 30 days from the date on which the applicable Lender or Agent, as the case may be, makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Loan Parties shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. In the case of any payment hereunder or under the Working Capital Notes by or on behalf of any Loan Party through an account or branch outside the United States, or on behalf of any Loan Party by a payor that is not a United States person, if such Loan Party determines that no Taxes are payable in respect thereof, such Loan Party shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at its address referred to in Section 9.02, an opinion of counsel reasonably acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection
(d) and subsection (e) of this Section 2.11, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as reasonably requested in writing by any Loan Party (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Administrative Agent and such Loan Party with two original Internal Revenue Service forms 1001 or 4224, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Working Capital Notes. If the forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) of this Section 2.11 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Loan Parties and shall not be obligated to include in such form or document such confidential information.

                  (f) For any period with respect to which a Lender has failed to provide the Loan Parties with the appropriate form, certificate or other document described in subsection (e) of this

Section 2.11 (other than if such failure is due to a change in the applicable Requirements of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (e) of this Section 2.11), such Lender shall not be entitled to indemnification under subsection (a) or (c) of this Section
2.11 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Loan Parties shall take such steps as such Lender shall reasonably request to assist such Lender in recovering such Taxes.

                  (g) Each of the Lenders hereby agrees that, upon the occurrence of any circumstances entitling such Lender to additional amounts pursuant to this Section 2.11, such Lender shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (h) If any of the Lenders entitled to additional compensation under any of the foregoing provisions of this Section 2.11 shall fail to designate a different Applicable Lending Office as provided in subsection (g) of this Section 2.11, then, subject to the terms of Section 9.07(a), the Borrower may cause such Lender to (and, if the Borrower so demands, such Lender shall) assign all of its rights and obligations under this Agreement in accordance with
Section 9.07(a); provided that if, upon such demand by the Borrower, such Lender elects to waive its request for additional compensation pursuant to this Section 2.11, the demand by the Borrower for such Lender to so assign all of its rights and obligations under the Agreement shall thereupon be deemed withdrawn. Nothing in subsection (g) of this Section 2.11 or this Section 2.11(h) shall affect or postpone any of the rights of any of the Lenders or any of the Obligations of the Borrower under any of the foregoing provisions of this Section 2.11 in any manner.

                  SECTION 2.12. Sharing of Payments, Etc. If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) (a) on account of Obligations due and payable to such Lender under or in respect of this Agreement or any of the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time (other than pursuant to Section 2.09, 2.11, 9.04 or 9.07) to
(ii) the aggregate amount of the Obligations due and payable to all Lenders at such time) of payments on account of the Obligations due and payable to all Lenders under or in respect of this Agreement and the other Loan Documents at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender under or in respect of this Agreement or any of the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender at such time (other than pursuant to Section 2.09, 2.11, 9.04 or 9.07) to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders under or in respect of this Agreement and the other Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders under or in respect of this Agreement and the other Loan Documents at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender's ratable share (according to the proportion of (A) the purchase price paid to such Lender to (B) the aggregate purchase price paid to all Lender) of such recovery, together with an amount equal to such Lender's ratable share (according to the proportion of (1) the amount of such other Lender's required repayment to (2) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower hereby agrees that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section
2.12 may, to the fullest extent permitted under applicable law, exercise all its rights of payment (including the right of setoff) with respect to such an interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrower in the amount of such an interest or participating interest.

                  SECTION 2.13. Use of Proceeds. The proceeds of the Working Capital Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely to finance Permitted Acquisitions or to provide working capital from time to time to the Borrower and its Subsidiaries and to pay Existing Debt that is not Surviving Debt.

                  SECTION 2.14. Defaulting Lenders. (a) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents a Working Capital Advance by such Defaulting Lender made on the date of such setoff under the Working Capital Facility. Such Working Capital Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Working Capital Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Working Capital Advances comprising such Working Capital Borrowing shall be Eurodollar Rate Advances on the date such

Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of set-off pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.14.

                  (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent or any of the other Lenders and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lenders and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lenders, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lenders and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent and the other Lenders, in the following order of priority:

                  (i) first, to the Administrative Agent for any Defaulted Amount then owing to the Administrative Agent;

                  (ii) second, to any other Lenders for any Defaulted Amounts then owing to such other Lenders, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.14.

                  (c) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the

Borrower, the Administrative Agent or any other Lender shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower or such other Lender shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account at a bank (the "Escrow Bank") selected by the Administrative Agent at the time, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Escrow Bank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Working Capital Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent or any other Lender, as and when such Working Capital Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Working Capital Advances and amounts required to be made or paid at such time, in the following order of priority:

                  (i) first, to the Administrative Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent hereunder;

                  (ii) second, to any other Lenders for any amount then due and payable by such Defaulting Lender to such other Lenders hereunder, ratably in accordance with such respective amounts then due and payable to such other Lenders; and

                  (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to its Working Capital Commitment.

In the event that any Lender that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender shall be distributed by the Administrative Agent to such Lender and applied by such Lender to the Obligations owing to such Lender at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

                  (d) The rights and remedies against a Defaulting Lender under this Section 2.14 are in addition to other rights and remedies that the Borrower may have against such Defaulting

Lender with respect to any Defaulted Advance and that the Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.


                                   ARTICLE III

                              CONDITIONS OF LENDING

                  SECTION 3.01. Conditions Precedent to Initial Extension of Credit. The obligation of each Lender to make an Advance on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent prior to or concurrently with the Initial Extension of Credit:

                  (a) The Lenders shall be satisfied with the corporate and legal structure and capitalization of each Loan Party, including the terms and conditions of the charter, bylaws and each class of capital stock of each Loan Party and of each agreement or instrument relating to such structure or capitalization.

                  (b) The Lenders shall be satisfied that all Existing Debt, other than the Debt identified on Part B of Schedule 4.01(y) (the "Surviving Debt"), has been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished, that all liens on assets of the Loan Parties securing any such Existing Debt have been released of record.

                  (c) Before giving effect to the transactions contemplated by this Agreement, there shall have occurred no Material Adverse Change since June 30, 1998.

                  (d) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Working Capital Note, any other Loan Document, or the consummation of the transactions contemplated hereby or the Initial Public Offering.

                  (e) Nothing shall have come to the attention of the Lenders to lead them to believe (i) that any information provided to them in connection with the transactions contemplated hereby (including, without limitation, the Registration Statement) was or has become misleading, incorrect or incomplete in any material respect and (ii) that the Loan Parties would not have good and marketable title to all of their material assets.

                  (f) The Borrower shall have paid all accrued fees and expenses of the Administrative Agent and the Lenders (including the accrued reasonable fees and expenses of counsel to the Administrative Agent).

                  (g) The Borrower shall have filed with the Securities and Exchange Commission a registration statement (the "Registration Statement") on form S-1 with respect to 4,166,667 shares of its common stock, par value $0.01 per share (the "Borrower Common Stock") and shall have caused the Registration Statement to become effective under the Securities Act of 1933 (as amended); and the Borrower shall have sold not less 4,166,667 shares of Borrower Company Stock to the underwriters (the "Underwriters") referred to in the Registration Statement at purchase price of not less than $11.50 per share and shall have received Net Cash Proceeds therefrom of not less than $42,862,503. The Lenders shall have received a copy of the Registration Statement and all documentation entered into or delivered by the Borrower or any other Loan Party in connection therewith (including any agreements with the Underwriters) and the same shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  (h) The Administrative Agent shall have received on or before the day of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Lenders (unless otherwise specified) and (except for the Working Capital Notes) in sufficient copies for each Lender:

                           (i) The Working Capital  Notes  payable  to the order
                  of the Lenders.

                           (ii) Certified copies of the resolutions of the Board
                  of Directors of each Loan Party approving this Agreement, the Working Capital Notes and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Agreement, the Working Capital Notes and each other Loan Document.

                           (iii) A copy of the  charter  of each Loan  Party and
                  each amendment thereto, certified (as of a date reasonably near the date of the Initial Extension of Credit) by the Secretary of State of the jurisdiction of its incorporation as being a true and correct copy thereof.

                           (iv) A copy  of a  certificate  of the  Secretary  of
                  State of the jurisdiction of its incorporation, dated reasonably near the date of the Initial Extension of Credit, listing the charter of each Loan Party and each amendment thereto on file in his or her office and certifying that (A) such amendments are the only amendments to such Loan Party's charter on file in his or her office, (B) each Loan Party have paid all franchise taxes to the date of such certificate and
                  (C) each Loan Party is duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation.

                           (v) A copy of a certificate of the appropriate  State
                  governmental authority of each jurisdiction in which each Loan Party is organized, dated reasonably near the date of the Initial Extension of Credit, certifying as to the recording of a certified copy of the charter of such Loan Party and each amendment thereto in his or her office.

                           (vi) A copy  of a  certificate  of the  Secretary  of
                  State of each State in which each Loan Party is organized or conducts business, dated reasonably near the date of the Initial Extension of Credit, stating that such Loan Party is duly qualified and in good standing as a foreign corporation in such States and have filed all annual reports required to be filed to the date of such certificate; provided that no such certificates shall be required for any such States if the failure of any Loan Party to be qualified as a foreign corporation in such States, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

                           (vii) A  certificate  of each Loan  Party,  signed on
                  behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State's certificate referred to in
                  Section 3.01(h)(iv), (B) a true and correct copy of the bylaws of such Loan Party as in effect on the date of the Initial Extension of Credit, (C) the due incorporation and good standing of such Loan Party as a corporation organized under the laws of the State of its organization, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Initial Extension of Credit and (E) the absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

                           (viii) A certificate of the Secretary or an Assistant
                  Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Agreement, the Working Capital Notes and each other Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                           (ix) A security  agreement in substantially  the form
                  of Exhibit D (together with each other security agreement delivered pursuant to Section 5.01(m), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security Agreement"), duly executed by the Borrower and each of its Subsidiaries, together with:

                                    (A)  certificates  representing  the Pledged
                           Shares referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt referred to therein indorsed in blank,

                                    (B) copies of proper financing statements in
                           the appropriate form for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,

                                    (C)  completed   requests  for  information,
                           dated on or before the date of the Initial Extension of Credit, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name the Borrower, or any other Loan Party as debtor, together with copies of such other financing statements, and

                                    (D) evidence  that all other action that the
                           Administrative Agent may deem reasonably necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken.

                           (x) Such  financial,  business and other  information
                  regarding each Loan Party as the Lenders shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited consolidated annual financial statements dated June 30, 1998, interim consolidated financial statements dated the end of the most recent fiscal quarter for which financial statements are available, pro
                  forma  financial   statements  as  to  the  Borrower  and  its
                  Subsidiaries and forecasts prepared by management of the Borrower and its Subsidiaries, in form and substance satisfactory to the Lenders, of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the day of the Initial Extension of Credit and on an annual basis for each year thereafter until the Termination Date.

                           (xi) Certificates, in form and substance satisfactory
                  to the Lenders, attesting to the Solvency of each Loan Party after giving effect to the transactions contemplated hereby, from its chief financial officer.

                           (xii) A letter, in form and substance satisfactory to
                  the Administrative Agent, from the Borrower to Deloitte & Touche LLP, its independent certified public accountants, advising such accountants that the Administrative Agent and the

                  Lenders have been authorized to exercise all rights of the Borrower to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Borrower and its Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender for such information.

                           (xiii)    Evidence    of    insurance    naming   the
                  Administrative Agent as insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Lenders, including, without limitation, business interruption insurance.

                           (xiv) Certified  copies of each employment  agreement
                  and other compensation arrangement with each executive officer of any Loan Party.

                           (xv) A favorable opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol, special counsel to the Loan Parties, and Ohio and Missouri counsels to the Loan Parties reasonably acceptable to the Lenders, such opinions to be in form and substance reasonably satisfactory to the Lenders.

                  (i) The Initial Extension of Credit shall have been made on or prior to March 31, 1999.

                  SECTION 3.02. Conditions Precedent to Each Working Capital Borrowing. The obligation of each Lender to make an Advance on the occasion of each Working Capital Borrowing (including the Initial Extension of Credit), shall be subject to the further conditions precedent that on the date of such Working Capital Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Working Capital Borrowing shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Working Capital Borrowing or issuance such statements are true):

                  (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Working Capital Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Working Capital Borrowing, in which case as of such specific date; and

                  (ii) no event has occurred and is continuing, or would result from such Working Capital Borrowing or from the application of the proceeds therefrom, that constitutes a Default, and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Appropriate Lender through the Administrative Agent may reasonably request.

                  SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Initial Extension of Credit specifying its objection thereto and if the Initial Extension of Credit consists of a Working Capital Borrowing, such Lender shall not have made available to the Administrative Agent such Lender's Pro Rata Share of such Borrowing.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Borrower. Each Loan Party represents and warrants as to itself as follows:

                  (a) Each Loan Party (i) is a corporation, limited partnership or limited liability company duly organized and validly existing under the laws of the jurisdiction of its organization and is in good standing under the laws of such jurisdiction and (ii) is duly qualified as a foreign corporation, limited partnership or limited liability company and is in good standing in each other jurisdiction in which the ownership, lease or operation of its property and assets or the conduct of its business require it to so qualify or be licensed, except, solely in the case of this clause (ii), where the failure to so qualify or be licensed or to be in good standing, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Loan Party has all of the requisite power and authority (including all Governmental Authorizations), and the legal right, to own or lease and to operate all of the property and assets it purports to own, lease or operate and to conduct all of its business as now conducted and as proposed to be conducted. Each Loan Party has all of the requisite power and authority, and the legal right, to execute and deliver each of the Loan Documents to which it is or is to be a party, to perform all of its Obligations hereunder and thereunder and to consummate the transactions contemplated hereby. All of the outstanding Equity Interests in the Borrower have been validly issued, are fully paid and nonassessable. Schedule 4.01(a) hereof sets forth, as of the date hereof, the type and amount of all outstanding Equity Interests in the Borrower that are owned directly or indirectly by one or more of the WCAS Funds, and such Equity Interest are owned by the WCAS Funds free and clear of all Liens (including, without limitation, preemptive or other similar rights of the holders thereof), except those created under the Collateral Documents.

                  (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of the Borrower, showing, as of the date of this Agreement, as to each such Subsidiary, the correct legal name thereof, the legal structure thereof, the jurisdiction of its organization, the number and type of each class of its Equity Interests authorized and the number outstanding, and the percentage of each such class of its Equity Interests outstanding on such date that are owned by the Borrower. All of the outstanding Equity Interests in the Subsidiaries of the Borrower have been validly issued, are fully paid and nonassessable and are owned directly by the Borrower in the type and amounts disclosed on Schedule 4.01(b) hereto free and clear of all Liens (including, without limitation, preemptive or other similar rights of the holders thereof), except those created under the
         Collateral   Documents.   No   Subsidiary   of  the  Borrower  has  any
         Subsidiaries.

                  (c) The execution, delivery and performance by each Loan Party of each Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action (including, without limitation, all necessary shareholder or other similar action) and do not:

                           (i) contravene the Constitutive Documents of such Loan Party;

                           (ii) violate any Requirement of Law;

                           (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust, lease, instrument, contract or other agreement binding on or affecting such Loan Party or any of its property or assets; or

                           (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the property or assets of such Loan Party.

         None of the Loan Parties is in violation of any Requirement of Law or in breach of any loan agreement, indenture, mortgage, deed of trust, lease, instrument, contract or other agreement referred to in the immediately preceding sentence, the violation or breach of which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (d) No Governmental Authorization, and no other consent, approval or authorization of, or notice to or filing with, or other action by, any other Person is required for:

                           (i) the due execution, delivery,  recordation, filing
                  or performance by any Loan Party of any of the Loan Documents to which it is or is to be a party, or for the consummation of any aspect of the transactions contemplated hereby;

                           (ii) the grant by any Loan Party of the Liens granted
                  by it pursuant to the Collateral Documents;

                           (iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof); or

                           (iv) the exercise by the Administrative  Agent or any
                  of the Lenders of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents;

         except for the Governmental Authorizations, and the other consents, approvals, authorizations, notices, filings and other actions, described on Schedule 4.01(d) hereto. All of the Governmental Authorizations, and other the consents, approvals, authorizations, notices, filings and other actions, described on Schedule 4.01(d) hereto have been or will have been duly obtained, taken, given or made on or prior to the date of the Initial Extension of Credit and are, or on the date of the Initial Extension of Credit will be, in full force and effect, or, if expressly provided for on Schedule 4.01(d) hereto, will be duly obtained, taken, given or made in accordance with the terms set forth therefor on Schedule 4.01(d) hereto and, thereafter, will be in full force and effect. All applicable waiting periods in connection with each aspect of the transactions contemplated hereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon any aspect of such transactions or the rights of any Loan Party freely to transfer or otherwise dispose of, or to create any Lien on, any property or assets now owned or hereafter acquired by any of them. No Loan Party has received any notice relating to or threatening the revocation, termination, cancellation, denial, impairment or modification of any such Governmental Authorization, or is in violation or contravention of, or in default under, any such Governmental Authorization, except for those that could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and by general principles of equity.

                  (e) This Agreement has been, and each of the other Loan Documents when delivered hereunder will have been, duly executed and delivered by each of the Loan Parties intended to be a party thereto. This Agreement is, and each of the other Loan Documents when delivered hereunder will be, the legal, valid and binding obligations of each of the Loan Parties intended to be a party thereto, enforceable against such Loan Party in accordance with their respective terms, except to the extent such enforceability may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                  (f) The Consolidated balance sheets of the Borrower and its Subsidiaries as at June 30, 1997 and June 30, 1998, and the related Consolidated statements of income and cash flow of the Borrower and its Subsidiaries for the fiscal years then ended, accompanied by an unqualified opinion of Deloitte & Touche LLP, independent public accountants of the Borrower, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 1998, and the related Consolidated statements of income and cash flow of the Borrower and its Subsidiaries for the 3 month period then ended, duly certified by the chief financial officer of the Borrower, copies of all of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets as at September 30, 1998, and said statements of income and cash flow for the 3 month period then ended, to year-end audit adjustments and the absence of footnotes, the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Neither the Borrower nor any of its Subsidiaries has any material fixed or contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or anticipated losses from any unfavorable commitments, except as referred to, or reflected or provided for in, the financial statements referred to above in this
         Section 4.01(f) or as described in reasonable detail on Schedule 4.01(f) hereto. Since June 30, 1998, there has been no Material Adverse Change.

                  (g) The Consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at December 31, 1998, and the related Consolidated pro forma statements of income and cash flow of the Borrower and its Subsidiaries for the twelve months then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender, fairly present the Consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, in each case after giving effect to the transactions contemplated hereby, all in accordance with GAAP.

                  (h) The Consolidated forecasted balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 3.01(h)(x) or
         5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance (although the actual results during the periods covered by such forecasts may differ from the forecasted results).

                  (i) Neither the Registration Statement nor any other information, exhibit or report (other than financial projections and pro forma financial information) furnished by or on behalf any Loan Party to any Agent or any Lender in connection with the Loan Documents or pursuant to the terms of the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances in which any such statements were made, not misleading.

                  (j) There is no action, suit, investigation, litigation, arbitration or proceeding pending or, to the best knowledge of the Loan Parties, threatened against or affecting any Loan Party or any of the property or assets thereof in any court or before any arbitrator or by or before any Governmental Authority of any kind that (i) either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity, binding effect or enforceability of any of the Loan Documents or any aspect of the transactions contemplated hereby.

                  (k) Each Loan Party is the legal and beneficial owner of the Collateral purported to be owned thereby under the Collateral Documents, free and clear of all Liens, except for the liens and security interests created under the Collateral Documents and except for Liens permitted under Section 5.02(a). The Collateral Documents create valid and perfected first priority liens on and security interests in the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, securing the payment of the Secured Obligations. All of the Equity Interests in the Subsidiaries of the Borrower that are purported to comprise part of the Collateral have been delivered to the Administrative Agent as required under the terms of the Collateral Documents, together with undated stock powers or other appropriate powers duly executed in blank; all filings and other actions necessary to perfect and protect the liens and security interests of the Administrative Agent in the Collateral have been duly made or taken and are in full force and effect or will be duly made or taken in accordance with the terms of the Loan Documents; and all filing fees and recording taxes have been paid in full.

                  (l) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                  (m) No Loan Party is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" (as such terms are defined in the Investment Company Act of 1940, as amended). None of the making of any Working
         Capital Advances or the application of the proceeds or repayment thereof by the Borrower, or the consummation of any of transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                  (n) Each Loan Party is Solvent.

                  (o) Neither the business nor the property and assets of any Loan Party are or have been affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (p) There is (i) no unfair labor practice complaint pending or, to the best knowledge of the Loan Parties, threatened against any Loan Party by or before any Governmental Authority and no grievance or arbitration proceeding pending or, to the best knowledge of the Loan Parties, threatened against any Loan Party which arises out of or under any collective bargaining agreement that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or, to the best knowledge of the Loan
         Parties, threatened against any Loan Party and (iii) no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any of them.

                  (q) (i) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted in or is reasonably expected to result in a material liability of any Loan Party or any ERISA Affiliate.

                  (ii) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Lenders, is complete and accurate and fairly presents the funding status of such Plan; and since the date of such Schedule B there has been no material adverse change in such funding status.

                  (iii) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

                  (iv) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                  (r) The operations and properties of each Loan Party comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past noncompliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that could (i) form the basis of an Environmental Action against any Loan Party or any of its properties that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                  (s) None of the properties currently or formerly owned or operated by any Loan Party is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and, to the best knowledge of the Loan Parties, never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or, to the best of its knowledge, on any property formerly owned or operated by any Loan Party; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party, except for those, the existence of which could not, individually or in the aggregate, could not form the basis of an Environmental Action that could be reasonably expected to have a Material Adverse Effect; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party.

                  (t) No Loan  Party  is  undertaking,  and  has not  completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party.

                  (u) Each Loan Party and their Affiliates have filed, have caused to be filed or have been included in all tax returns, reports and statements (federal, state, local and foreign) required to be filed and have paid all taxes, assessments, levies, fees and other charges shown thereon (or on any assessments received by any such Person or of which any such Person has been notified) to be due and payable, together with applicable interest and penalties, except for any such taxes, assessments, levies, fees and other charges the amount, applicability or validity of which is being contested in good faith and by appropriate proceedings diligently conducted and with respect to which such Loan Party or Affiliate may be, has established appropriate and adequate reserves in accordance with GAAP. All of the tax returns, reports and statements referred to in the immediately preceding sentence have been prepared in good faith and are complete and accurate in all material respects for the Loan Parties and their Affiliates for the respective periods covered thereby.

                  (v) Set forth on Schedule 4.01(y) hereto is a complete and accurate list, as of the date of this Agreement, of each Open Year of each Loan Party and its Affiliates. There are no adjustments to (i) the federal income tax liability (including, without limitation, interest and penalties) of any Loan Party or its Affiliates proposed in writing by the Internal Revenue Service with respect to Open Years or (ii) any foreign, state or local tax liability (including, without limitation, interest and penalties) of any Loan Party or any of its Affiliates proposed in writing by any foreign, state or local taxation authority that, in the aggregate for subclauses (i) and (ii) of this sentence, would exceed $100,000. No issues have been raised by the Internal Revenue Service in respect of Open Years or by any such foreign, state or local taxation authorities that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (w) Neither any Loan Party nor any of its Affiliates has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the assessment, reassessment, payment or collection of taxes of such Loan Party or any such Affiliate, or is aware of any circumstances that would cause the taxable years or other taxable periods of such Loan Party or any such Affiliate to no longer be subject to the normally applicable statute of limitations. Neither any Loan Party nor any of its Affiliates has provided, with respect to itself or any property held by it, any consent under Section 341(f) of the Internal Revenue Code.

                  (x) Each Loan Party, on behalf of itself and its Subsidiaries,
         (i) has initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could reasonably expected to be adversely affected by the risk that computer applications used by such Loan Party or any of its Subsidiaries (or by their respective suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (collectively, the "Year 2000 Problem"), (ii) has developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and
         (iii)  has  implemented  such  plan  to date in  accordance  with  such timetable. Based on the foregoing, each of the Loan Parties believes that all computer applications (including those of its and each of its Subsidiaries' suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after September 30, 1999, except to the extent that a failure to do so, either individually or in the aggregate, could not reasonably be expected to have Material Adverse Effect.

                  (y) Set forth on Part A of Schedule 4.01(y) hereto is a complete and accurate list, as of the date of this Agreement, of all of the Debt of any Loan Party existing on such date (collectively, the "Existing Debt"), showing, as of such date, each of the Loan Parties party thereto, the principal amount outstanding thereunder, the interest rate thereon, the scheduled maturity date thereof and the amortization schedule, if any, therefor. Set forth on Part B of
         Schedule 4.01(y) hereto is a complete and accurate list, as of the date of this Agreement, of all of the Surviving Debt on such date, showing, as of such date, each of the Loan Parties party thereto, the principal amount outstanding thereunder, the interest rate thereon, the scheduled maturity date thereof and the amortization schedule, if any, therefor.

                  (z) Set forth on Part A of Schedule 4.01(z) hereto is a complete and accurate list of all real property owned by any Loan Party showing as of the date hereof the street address, county or other relevant jurisdiction, state, and record owner. Each Loan Party has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents. Set forth on Part B of Schedule 4.01(z) hereto is a complete and accurate list of all leases of real property under which any Loan Party is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms except to the extent such enforceability may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (aa) Set forth on Schedule 5.02(e) hereto is a complete and accurate list, as of the date of this Agreement, of all of the Investments (other than cash and Cash Equivalents) held by any Loan Party, showing, as of such date, the amount, the obligor or issuer thereof and the maturity, if any, thereof.

                  (bb) Set forth on Schedule 4.01(bb) hereto is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof, of each Loan Party showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date.


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Working Capital Commitment hereunder, each Loan Party will:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

                  (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits, except to the extent that the failure to comply therewith, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties except to the extent that the failure to obtain or renew any such Environmental Permits could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                  (d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Loan Party or such Subsidiary operates.

                  (e) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that the Borrower and its Subsidiaries may consummate any other merger or consolidation permitted under Section 5.02(c) and provided further that neither any Loan Party nor any Subsidiary of a Loan Party shall be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of such Loan Party or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Loan Party or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to such Loan Party, such Subsidiary or the Lenders.

                  (f) Visitation Rights. At any reasonable time and from time to time, permit the Administrative Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, each Loan Party and any Subsidiary of each Loan Party, and to discuss the affairs, finances and accounts of each Loan Party and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants; provided that if the Administrative Agent and the Lenders undertake more than two such visits to the properties of the Loan Parties in any Fiscal Year, the Borrower shall not be required to reimburse the Lenders for the costs and expenses of the third and subsequent visits during such Fiscal Year unless an Event of Default shall occur and be continuing at the time thereof.

                  (g) Preparation of Environmental Reports. At the request of the Administrative Agent from time to time, provide to the Lenders within 60 days after such request, at the expense of the Borrower, an environmental site assessment report for any of the properties of any Loan Party or any Subsidiary of any Loan Party described in such request, prepared by an environmental consulting firm acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and each Loan Party hereby grants and agrees to cause any of its Subsidiaries that owns any property described in such request to grant at the time of such request, to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment. All environmental reports required under this Section 5.01(g) shall be initially limited to "phase I" site audits unless the Administrative Agent reasonably determines that further assessment and investigation is warranted.

                  (h) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which entries (which shall be full and correct in all material respects) shall be made of all financial transactions and the assets and business of each Loan Party and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (i) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted and except that the Loan Parties may dispose of obsolete and worn-out property or equipment, in the ordinary course of business.

                  (j) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which any Loan Party or any Subsidiary of a Loan Party is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, could not have a Material Adverse Effect.

                  (k) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to such Loan Party or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                  (l) Cash Concentration Accounts. Maintain main cash concentration accounts and Lockbox Accounts in accordance with the Security Agreement into which all proceeds of Collateral are paid to one or more banks acceptable to the Administrative Agent that have accepted the assignment of such accounts to the Administrative Agent pursuant to the Security Agreement.

                  (m) Covenant to Guarantee Obligations and Give Security.  Upon
         (x) the request of the Administrative Agent following the occurrence and during the continuance of a Default, (y) the formation or acquisition of any new Domestic Subsidiaries by the Borrower (including, without limitation, any such formation or acquisition made in connection with a Permitted Acquisition), or (z) the acquisition of any property by any Loan Party (including, without limitation, any such acquisition made in connection with a Permitted Acquisition), if such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, then each Loan Party shall, in each case at such Loan Party's expense:

                           (i) concurrently with the formation or acquisition of
                  a Domestic Subsidiary, cause each such Domestic Subsidiary, and cause each direct and indirect parent of such Domestic Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a guaranty supplement, in substantially the form of Exhibit E hereto, guaranteeing the other Loan Parties' obligations under the Loan Documents,

                           (ii) concurrently with each such formation or acquisition, or within 10 days after such request, furnish to the Administrative Agent a description of the real and personal properties of the Loan Parties and their respective Subsidiaries in detail reasonably satisfactory to the Administrative Agent,

                           (iii) concurrently with each such formation or acquisition, or within 15 days after such request, duly execute and deliver, and cause each such Domestic Subsidiary and each direct and indirect parent of such Domestic Subsidiary (if it has not already done so) to duly execute and deliver, to the Administrative Agent mortgages, pledges, assignments, security agreement supplements and other security agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Obligations of the applicable Loan Party, such Domestic Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties,

                           (iv) concurrently with each such formation or acquisition, or within 30 days after such request, take, and cause such Domestic Subsidiary or such parent to take, whatever action (including, without limitation, the recording of mortgages, the filing or recording of Uniform Commercial Code financing statements or other appropriate documents, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the mortgages, pledges, assignments, security agreement supplements and security agreements delivered pursuant to this Section 5.01(m), enforceable against all third parties in accordance with their terms,

                           (v) concurrently with each such formation or acquisition, or within 60 days after such request, deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (i), (iii) and (iv) above, as to such guaranties, guaranty supplements, mortgages, pledges, assignments, security agreement supplements and security agreements being legal, valid and binding obligations of each Loan Party party thereto enforceable in accordance with their terms, as to the matters contained in clause (iv) above, as to such recordings, filings, notices, endorsements and other actions being sufficient to create valid perfected Liens on such properties, and as to such other matters as the Administrative Agent may reasonably request,

                           (vi) as promptly as  practicable  after such request,
                  formation or acquisition, deliver, upon the reasonable request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the entity that is the subject of such request, formation or acquisition title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Domestic Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent,

                           (vii) upon the occurrence and during the  continuance
                  of an Event of Default, promptly cause to be deposited any and all cash dividends paid or payable to it or any of its Subsidiaries from any of its Subsidiaries from time to time into a cash collateral account maintained with the Administrative Agent, and with respect to all other dividends paid or payable to it or any of its Subsidiaries from time to time, promptly execute and deliver, or cause such Subsidiary to promptly execute and deliver, as the case may be, any and all further instruments and take or cause such Subsidiary to take, as the case may be, all such other action as the Administrative Agent may deem necessary or desirable in order to obtain and maintain from and after the time such dividend is paid or payable a perfected, first priority lien on and security interest in such dividends, and

                           (viii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments, security agreement supplements and security agreements.

                  (n) As soon as possible  but in any event no later than thirty
         (30) days after the date hereof, (i) execute and deliver, and cause of each of its applicable Subsidiaries to execute and deliver, to the Administrative Agent deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust, in form and substance satisfactory to the Administrative Agent, and covering the properties listed on Schedule 5.01(n) (together with each other mortgage delivered pursuant to Section 5.01(m), in each case as amended, supplemented or otherwise modified from time to time in accordance with their terms, the "Mortgages"), and (ii) in connection with each such Mortgage, deliver to the Administrative Agent each of the following:

                           (A) evidence that  counterparts of the Mortgages have
                  been duly recorded in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Secured Parties and that all filing and recording taxes and fees have been paid,

                           (B) fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form and substance, with endorsements and in amount acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Liens of the type described in clause
                  (h) of the definition thereof, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable,

                           (C) American  Land Title  Association  form  surveys,
                  dated no more than 10 days before the date of such Mortgage, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent,

                           (D) an appraisal of each of the properties  described
                  in the Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989 which appraisals shall be from a Person acceptable to the Lenders and otherwise in form and substance satisfactory to the Lenders,

                           (E) engineering, soils and other reports as to the properties described in the Mortgages, in form and substance and from professional firms acceptable to the Administrative Agent,

                           (F) the  Assignments  of Leases and Rents referred to
                  in the Mortgages, duly executed by the Borrower and each other Collateral Grantor,

                           (G) such consents and agreements of lessors and other
                  third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable,

                           (H) evidence of the insurance required by the terms of the Mortgages,

                           (I) evidence that all other action that the Administrative Agent may reasonably deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken, and

                           (J) an environmental  assessment  report, in form and
                  substance satisfactory to the Lenders, from an environmental consulting firm acceptable to the Administrative Agent, as to any hazards, costs or liabilities under Environmental Laws to which any Loan Party may be subject, the amount and nature of which and the Borrower's plans with respect to which shall be acceptable to the Lenders, together with evidence, in form and substance satisfactory to the Lenders, that all applicable Environmental Laws shall have been complied with, it being agreed that such reports shall be initially limited to "phase I" site audits unless the Administrative Agent reasonably determines that further assessment and investigation is warranted.

Notwithstanding the foregoing, the obligation of the Borrower to provide Mortgages in respect of properties listed on Schedule 5.01(n) that are leased by the Borrower or, if applicable, its Subsidiaries shall be limited to using its best efforts to obtain such Mortgages in the event that the lessor of such properties has the right to consent to such Mortgage and refuses to give such consent. In addition, as soon as possible after the date hereof, the Borrower shall use its reasonable best efforts to obtain the following, each in form and substance reasonably satisfactory to the Required Lenders:

                  (x) waivers from the lessors of each of the real properties leased by the Borrower, acknowledging the lien of the Administrative Agent on the Collateral located on such real properties, providing the Lenders with access to such Collateral and such other matters as the Administrative Agent may reasonably request;

                  (y) consents from the lessors to the terms of the Mortgages encumbering real properties leased by the Borrower or, if applicable, its Subsidiaries; and

                  (z) agreements from the lessors of the computer equipment utilized by the Loan Parties allowing the Administrative Agent and the Lenders access to the software and other information on such computers if they have possession thereof.

                  (o) Chief Executive Officer. Ensure that the Borrower employs a chief executive officer reasonably satisfactory to the Required Lenders (it being agreed that the chief executive officer in office on the date hereof is so satisfactory); provided that, if any Person ceases to be a chief executive officer, such Person shall be replaced by an interim chief executive officer within thirty days of such cessation, and a permanent chief executive officer within ninety days of such cessation, each such chief executive officer to be consented to by the Required Lenders (such consent not to be unreasonably withheld or delayed).

                  SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will not, at any time:

                  (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

                           (i) Liens created under the Loan Documents;

                           (ii) Permitted Liens;

                           (iii) Liens existing on the date hereof and described
                  on Schedule 5.02(a) hereto;

                           (iv) purchase money Liens upon equipment  acquired or
                  held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such equipment to be subject to such Liens, or Liens existing on any such equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that
                  (A) the aggregate principal amount of the Debt secured by Liens permitted by this clause (iv) shall not exceed the aggregate amount permitted under Section 5.02(b)(ii)(B) at any time outstanding and (B) at the time of acquisition of any such equipment subject thereto, the aggregate principal amount of the Debt incurred in connection with such acquisition shall not exceed 95% of the cost of such equipment, or of the then fair value thereof, whichever shall be less and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents; and

                           (v) Liens  arising  in  connection  with  Capitalized
                  Leases permitted under Section 5.02(b)(ii)(B); provided that no such Lien shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases; and

                  (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                           (i) in the case of any of its Subsidiaries, Debt owed
                  to the Borrower or to a wholly-owned Subsidiary of the Borrower; provided that all instruments evidencing any such Debt have been pledged and delivered to the Administrative Agent pursuant to the Security Agreement; and

                           (ii) in the case of the Borrower and any of its Subsidiaries,

                                    (A) Debt under the Loan Documents,

                                    (B) (i) Debt  secured by Liens  permitted by
                          Section 5.02(a)(iv), (ii) Capitalized Leases and in the case of Capitalized Leases to which any Subsidiary of the Borrower is a party, Debt of the Borrower of the type described in clause (i) of the definition of "Debt" guaranteeing the Obligations of such Subsidiary under such Capitalized Leases and (iii) unsecured Debt incurred in the ordinary course of business for the deferred purchase price of property or services, maturing within one year from the date created; provided that all Debt (including Capitalized Leases) permitted under this clause (B) shall not exceed in the aggregate $1,000,000 at any time outstanding,

                                    (C) the Surviving Debt,

                                    (D)  indorsement  of negotiable  instruments
                          for deposit or collection or similar transactions in the ordinary course of business, and

                                    (E) Existing  Debt;  provided  that all such
                          Existing Debt that is not Surviving Debt is paid in full on the Funding Date.

                  (c) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that (i) any Subsidiary of the Borrower may merge into or consolidate with any other Subsidiary of the Borrower provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a wholly-owned Subsidiary of the Borrower and (ii) any of the Borrower's Subsidiaries may merge into the Borrower and (iii) each of the Borrower and any of its Subsidiaries may permit any other Person to merge into or consolidate with it;

         provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default and, in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation.

                  (d) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets or grant any option or other right to purchase, lease or otherwise acquire any assets, except:

                           (i) sales of Inventory, or obsolete or worn-out equipment in the ordinary course of its business, and

                           (ii) in a transaction authorized by subsection (c) of
                   this Section.

                  (e) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

                           (i) Investments by the Borrower in its Subsidiaries outstanding on the date hereof and additional investments by the Borrower in its wholly-owned Subsidiaries;

                           (ii) loans and  advances to employees in the ordinary
                   course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $100,000 at any time outstanding;

                           (iii)   Investments   by   the   Borrower   and   its
                   Subsidiaries in Cash Equivalents in an aggregate principal amount not to exceed $1,500,000 at any time outstanding;

                           (iv) Investments consisting of intercompany Debt permitted under Section 5.02(b)(i);

                           (v) Investments existing on the date hereof and described on Schedule 5.02(e) hereto;

                           (vi) Investments consisting of accounts receivable from customers rising in the ordinary course of business; and

                           (vii) other Investments consisting of the acquisition
                   by the Borrower or any Loan Party of all of the Equity Interests in a corporation or all or substantially all of the assets of any Person or any assets of a Person constituting a line of business or division of such Person; provided that with respect to Investments (hereinafter, "Permitted Acquisitions" made under this clause (vii) each of the following conditions shall be satisfied:

                                    (A) the Borrower shall have delivered to the
                           Administrative Agent a duly-completed and executed certificate, in form and substance satisfactory to the Administrative Agent (each, an "Acquisition Certificate"), certifying that (1) the financial conditions referred to in clause (C) below with respect to the proposed Permitted Acquisition will be satisfied, (2) no Default has occurred and is continuing or will result from the consummation of the proposed Permitted Acquisition, (3) all amounts and other consideration required to be paid, and all Obligations and liabilities required to be assumed, to consummate the proposed Permitted Acquisition and
                           (4) all other conditions contained herein to the consummation of the proposed Permitted Acquisition will be satisfied, together with (x) a business description and summary of terms of the proposed Permitted Acquisition, and (y) evidence that the proposed Permitted Acquisition is being made pursuant to a written agreement approved by all necessary parties including the Borrower and the Person (the "Acquisition Prospect") whose stock or assets will be acquired in the proposed Permitted Acquisition;

                                    (B)  the  Administrative  Agent  shall  have
                           received, in each case in form and substance reasonably satisfactory to the Administrative Agent (including all assumptions used in the preparation thereof), with copies for each Lender, pro forma Consolidated balance sheets, statements of income and cash flows and projections of the Borrower and its Subsidiaries, calculated as of a date reasonably near to the date of the consummation proposed Permitted Acquisition for the three-year period immediately succeeding such date giving effect to the consummation of such Permitted Acquisition and all transactions contemplated in connection therewith;

                                    (C) the Borrower shall be in compliance with
                           all financial covenants contained in Section 5.04 hereof as projected by the Borrower for the period of four consecutive Fiscal Quarters beginning on the first day of the Fiscal Quarter in which the date of the consummation of the proposed Permitted Acquisition occurs;

                                    (D) the proposed Permitted Acquisition shall
                           be consummated in accordance with Requirements of Law, and all material consents and approvals necessary or desirable to the consummation and the business operations of the Loan Parties effect thereto shall have been obtained, including, without limitation, all consents and approvals of Governmental Authorities and, if applicable, landlords;

                                    (E) no  Default  shall  exist at the time of
                           the   consummation   of   the   proposed    Permitted
                           Acquisition or would result therefrom;

                                    (F) the  proposed  Acquisition  Prospect (or
                           its Board of Directors or equivalent governing body) shall not have (i) announced it will oppose the proposed Permitted Acquisition or (ii) commenced any action, suit or proceeding which alleges that the proposed Permitted Acquisition violates, or will violate, any Requirement of Law or contractual obligation or otherwise contesting the proposed Permitted Acquisition or any of the terms thereof;

                                     (G) if  either  (1)  the  sum  of  (A)  the
                           product of (x) the aggregate number of shares of Borrower Common Stock issued as consideration for all Permitted Acquisitions theretofore consummated multiplied by (y) the Average Market Price of such shares as at the respective dates on which they were issued plus (B) the product of (x) the aggregate number of shares of Borrower Common Stock to be issued as consideration for the proposed Permitted Acquisition multiplied by (y) the Average Market Price of such Share as at the date immediately prior to the date on which the proposed Permitted Acquisition is consummated, exceeds $5,000,000 or (2) the sum of the total consideration for all Permitted Acquisitions theretofore consummated plus the consideration to be paid in connection with the proposed Permitted Acquisition (including, in each case, all cash and noncash purchase price, liabilities assumed, deferred or financed purchase price, purchase price characterized as noncompetition payments and the like, but excluding the value of shares of Borrower Common Stock issued as consideration for such Permitted Acquisition) exceeds $5,000,000, the Required Lenders shall have consented in writing to such proposed Permitted Acquisition;

                                    (H)  any   Subsidiary   of  any  Loan  Party
                           acquired or created in connection with the proposed Permitted Acquisition shall be a wholly-owned Subsidiary of such Loan Party;

                                    (I) any  business  acquired  or  invested in
                           pursuant to this clause (vi) shall be in the same line of business as the business of the Loan Parties immediately prior to the consummation of the proposed Permitted Acquisition; and

                                    (J)  concurrently  with the  consummation of
                           the proposed Permitted Acquisition, all of the requirements of Section 5.01(m) shall have been complied with.

                  (f) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or permit any of its
         Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, so long as no Default shall have occurred and be continuing at the time of any action described in clauses (i) and (ii) below or would result therefrom, (i) the Borrower may declare and pay dividends and distributions payable only in common stock of the Borrower, and (ii) any wholly-owned Subsidiary of the Borrower may (A) declare and pay cash dividends to the Borrower and (B) declare and pay cash dividends to any other wholly-owned Subsidiary of the Borrower of which it is a Subsidiary.

                  (g) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                  (h) Charter Amendments. Amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or bylaws, except for amendments to its certificate of incorporation which increase the number of shares of common stock authorized for issuance.

                  (i) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required by generally accepted accounting principles or (ii) Fiscal Year.

                  (j) Prepayments, Etc. of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (i) the prepayment of the Working Capital Advances in accordance with the terms of this Agreement and (ii) regularly scheduled or required repayments or redemptions of Surviving Debt, or amend, modify or change in any manner any term or condition of any Surviving Debt, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower.

                  (k) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than in favor of the Secured Parties.

                  (l) Partnerships, Etc. Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture.

                  (m) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions including, without limitation, take-or-pay contracts.

                  (n)  Capital   Expenditures.   Make,  or  permit  any  of  its
         Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed (i) during the period from the date hereof until June 30, 1999, $1,500,000 and (ii) in any Fiscal Year of the Borrower, commencing with the Fiscal Year ended June 30, 2000, $3,000,000.

                  SECTION 5.03. Reporting Requirements. So long as any Advance shall remain unpaid or any Lender shall have any Working Capital Commitment hereunder, the Loan Parties will furnish to the Administrative Agent and each
Lender:

                  (a) Default Notice. As soon as possible and in any event within two days after the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of Responsible Officer of such Loan Party setting forth details of such Default and the action that such Loan Party has taken and proposes to take with respect thereto.

                  (b) Monthly Financials. As soon as available and in any event within 45 days after the end of each month, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding month of the preceding Fiscal Year, all in reasonable detail and duly certified by the chief executive officer, president or chief financial officer of the Borrower.

                  (c) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified

         (subject to year-end audit adjustments and the absence of footnotes) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the
         Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 5.04(a) through (d), provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

                  (d) Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Required Lenders of Deloitte & Touche LLP or other independent public accountants of recognized standing acceptable to the Required Lenders, together with
         (i) a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof,
         (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) through (d), provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

                  (e) Annual Forecasts. As soon as available and in any event no later than 15 days before the end of each Fiscal Year, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a monthly basis for the Fiscal Year following such Fiscal Year then ended and on an annual basis for each Fiscal Year thereafter until the Termination Date.

                  (f) ERISA Events and ERISA Reports. Promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

                  (g) Plan Terminations. Promptly and in any event within two Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

                  (h) Plan Annual Reports. Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

                  (i) Multiemployer Plan Notices. Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

                  (j) Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(j).

                  (k) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

                  (l) Agreement Notices. Promptly upon receipt thereof, copies of all notices, requests and other documents received by any Loan Party under or pursuant to any indenture, loan or credit or similar agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and copies of any amendment, modification or waiver of any provision of any indenture, loan or credit or similar agreement.

                  (m) Revenue Agent Reports. Within 10 days after receipt, copies of all Revenue Agent Reports (Internal Revenue Service Form
         886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Loan Parties are a member aggregating $100,000 or more.

                  (n) Tax Certificates. Promptly, and in any event within five Business Days after the due date (with extensions) for filing the final Federal income tax return in respect of each taxable year, a certificate (a "Tax Certificate"), signed by the President or the chief financial officer of the Borrower, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Loan Parties are a member has paid to the Internal Revenue Service or other taxing authority, or to any Loan Party, the full amount that such affiliated group is required to pay in respect of Federal income tax for such year and that the Loan Parties have received any amounts payable to them, and have not paid amounts in respect of taxes (Federal, state, local or foreign) in excess of the amount they are required to pay, under the Tax Agreements in respect of such taxable year.

                  (o) Environmental Conditions. Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that (i) could reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                  (p) Real Property. As soon as available and in any event within 30 days after the end of each Fiscal Year, a report supplementing Schedules 4.01(z) hereto, including an identification of all real and leased property disposed of by the Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof, and in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.

                  (q) Insurance. As soon as available and in any event within 30 days after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the Borrower and its Subsidiaries and containing such additional information as any Lender (through the Administrative Agent) may reasonably specify.

                  (r) Year 2000 Compliance. Promptly upon the discovery or determination thereof by any Loan Party, notice of any computer application (including any such computer application of its or any of its Subsidiary's suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business, financial condition or operations and will not be able on a timely basis to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that such failure, either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                  (s) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender (through the Administrative Agent) may from time to time reasonably request.

                  SECTION 5.04. Financial Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Loan Parties will:

                  (a) Minimum Consolidated EBITDA. Cause (i) the product of (A) a factor of two times (B) Consolidated EBITDA of the Borrower and its Subsidiaries for the six-month period ending March 31, 1999 not to be less than $8,000,000, (ii) the quotient of (A) the product of (1) a factor of four times (2) Consolidated EBITDA of the Borrower and its Subsidiaries for the nine-month period ending June 30, 1999 divided by
         (B) a factor of three, not to be less than $8,000,000, and (iii) Consolidated EBITDA of the Borrower and its Subsidiaries for each Measurement Period ending on any date after June 30, 1999 not to be less than the amount set forth below for such period:


              PERIOD ENDING                AMOUNT
              -------------                ------
                9/30/99 -                $ 8,500,000
               12/31/99 -                $ 9,000,000
                3/31/00 -                $10,000,000
                6/30/00 -                $11,000,000
                9/30/00 -                $11,500,000
               12/31/00 -                $12,000,000
                3/31/01 -                $13,000,000
                6/30/01 -                $14,000,000
               Thereafter                $14,000,000

                  (b) Net Worth. Maintain at all times an excess of Consolidated net worth over the sum of (i) $45,000,000 plus (ii) 50% of cumulative Consolidated Net Income since March 31, 1999.

                  (c) Leverage Ratio. Maintain at all times a ratio of Consolidated Debt to Consolidated EBITDA, in each case of the Borrower and its Subsidiaries and calculated with respect to each Measurement Period, of not greater than 2.00 to 1.00; provided that Consolidated EBITDA for periods ending on or prior to March 31, 1999 shall be calculated in accordance with clause (i)(A) of Section 5.04(a), and for periods ending on or prior to June 30, 1999 shall be calculated in accordance with clause (ii)(A) of Section 5.04(a).

                  (d) Interest Coverage Ratio. Maintain at all times a ratio of Consolidated EBITDA to Consolidated Interest Expense, in each case of the Borrower and its Subsidiaries and calculated with respect to each Measurement Period, of not less than 3.00 to 1.00; provided that (i) Consolidated EBITDA for periods ending on or prior to March 31, 1999 shall be calculated in accordance with clause (i)(A) of Section 5.04(a), and for periods ending on or prior to June 30, 1999 shall be calculated in accordance with clause (ii)(A) of Section 5.04(a) and
         (ii) Consolidated Interest Expense for periods ending on or prior to the first anniversary of the Funding Date shall be calculated as follows: (A) all such Consolidated Interest Expense attributable to periods prior to the Funding Date shall be disregarded and (B) all such Consolidated Interest Expense attributable to periods after the Funding Date shall be multiplied by a factor equal to a fraction the numerator of which is 365 and the denominator of which is the number of days since the Funding Date.

                  (c)  Leverage  Ratio.   Maintain  at  all  times  a  ratio  of
         Consolidated Debt to Consolidated EBITDA, in each case, of the Borrower and its Subsidiaries of not more than 2.00 to 1.00.

                  (d) Excluded Assigned Agreements. Not permit at any time the aggregate amount of gross revenues received by the Loan Parties under the Assigned Contracts referred to in the definition of Excluded Assigned Agreements during any one year period to be more than thirty-five percent of the aggregate amount of all gross revenues received by the Loan Parties during such one year period.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) (i) the Borrower shall fail to pay any principal of any Working Capital Advance when the same shall become due and payable, whether by scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise, or (ii) the Borrower shall fail to pay any interest on any Working Capital Advance or any fee owing under or in respect of this Agreement, or any Loan Party shall fail to make any other payment under or in respect of any Loan Document, whether by scheduled maturity or at a date fixed for payment or prepayment or by acceleration, demand or otherwise, in each case under this clause (ii) when the same becomes due and payable; or

                  (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) (i) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.13, 5.01(d), 5.01(e), 5.01(g), 5.01(k), 5.01(l), 5.01(m), 5.01(n), 5.01(o), 5.02,
         5.03, 5.04 or Article VII; or

                  (d) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed that is not otherwise referred to in this Section 6.01 if such failure shall remain unremedied for at least twenty (20) days after the earlier of the date on which (i) a Responsible Officer of any of the Loan Parties first becomes aware of such failure and (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any of the Lenders; or

                  (e) (i) any Loan Party shall fail to pay any principal of, premium or interest on, or any other amount payable in respect of, one or more items of Debt of the Loan Parties (excluding Debt outstanding hereunder) that is outstanding in an aggregate principal amount (or, in the case of any Hedge Agreement, that has an Agreement Value) of at least $100,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreements or instruments relating to all such Debt; or (ii) any other event shall occur or condition shall exist under the agreements or instruments relating to one or more items of Debt of the Loan Parties (excluding Debt outstanding hereunder) that is outstanding (or under which one or more Persons have a commitment to extend credit) in an aggregate principal amount (or, in the case of any Hedge Agreement, that has an Agreement Value) of at least $100,000, and such other event or condition shall continue after the applicable grace period, if any, specified in all such agreements or instruments, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or (iii) one or more items of Debt of the Loan Parties (excluding Debt outstanding hereunder) that is outstanding (or under which one or more Persons have a commitment to extend credit) in an aggregate principal amount (or, in the case of any Hedge Agreement, that has an Agreement Value) of at least $100,000 shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled or required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (f) any Loan Party shall  generally  not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of at least 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth above in this Section 6.01(f) (other than a solvent reorganization) shall occur under the Requirements of Law of any jurisdiction applicable to any Loan Party; or any Loan Party shall take any corporate, partnership, limited liability company or other similar action to authorize any of the actions set forth above in this Section 6.01(f); or

                  (g) one or more judgments or orders for the payment of money in excess of $100,000 in the aggregate shall be rendered against one or more of the Loan Parties and shall remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order or (ii) there shall be any period of at least ten days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or

                  (h) one or more nonmonetary judgments or orders (including, without limitation, writs or warrants of attachment, garnishment, execution, distraint or similar process) shall be rendered against any Loan Party that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and there shall be any period of at least ten days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or Section 5.01(m) or Section 5.01(n) shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or any such Loan Party shall so state in writing; or

                  (j) any Collateral Document after delivery thereof pursuant to
         Section 3.01 or Section 5.01(m) or Section 5.01(n) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or

                  (k) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $100,000; or

                  (l) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $100,000; or

                  (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $100,000; or

                  (n) a Change of Control shall occur;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender and the obligation of each Lender to make Working Capital Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Working Capital Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Working Capital Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (1) the Commitments of each Lender and the obligation of each Lender to make Working Capital Advances and (2) the Working Capital Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                   ARTICLE VII

                                    GUARANTY

                  SECTION 7.01.  Guaranty;  Limitation  of  Liability.  (a) Each
Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses
(including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

                  (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the

Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

                  (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

                  SECTION 7.02. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

                  (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each
         Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

                  (g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

                  (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

                  SECTION 7.03. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

                  (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

                  (d) Each Guarantor acknowledges that the Collateral Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Collateral Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

                  (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.

                  (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section
7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.

                  SECTION 7.04. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Working Capital Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, and (b) the Termination Date, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, and (iii) the Termination Date shall have occurred, the Secured Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

                  SECTION 7.05. Guaranty Supplements. Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit E hereto (each, a "Guaranty Supplement") pursuant to Section 5.01(m), 5.02(n) or otherwise, (a) such Person shall be referred to as an "Additional Guarantor" and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a "Guarantor" shall also mean and be a reference to such Additional Guarantor, and
(b) each reference herein to "this Guaranty", "hereunder", "hereof" or words of like import referring to this Guaranty, and each reference in any other Loan Document to the "Guaranty", "thereunder", "thereof" or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

                  SECTION 7.06. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the "Subordinated Obligations") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 7.06:

                  (a) Prohibited Payments, Etc. Except during the continuance of a Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Required Lenders otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                  (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such Guarantor receives payment of any Subordinated Obligations.

                  (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the
         Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

                  (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations
         (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

                  SECTION 7.07. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, and (ii) the Termination Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Working Capital Advances owing to it and the Working Capital Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 9.07. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

                                  ARTICLE VIII

                                   THE AGENTS

                  SECTION 8.01. Authorization and Action. (a) Each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential Hedge Banks) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Working Capital Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Working Capital Notes; provided, however, that the Administrative Agent shall not be required to take any action (i) that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable
Requirements of Law or (ii) as to which the Administrative Agent has not received adequate security or indemnity (whether pursuant to Section 8.05 or otherwise). If the security or indemnity furnished to the Administrative Agent for any purpose under or in respect of the Loan Documents shall, in the good faith opinion of the Administrative Agent, be insufficient or become impaired, then the Administrative Agent may require additional security or indemnity and cease, or not commence, to follow the directions or take the actions indemnified against until such additional security or indemnity is furnished. The Administrative Agent hereby agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  (b) The Administrative Agent shall also act as the "collateral agent" under the Loan Documents, and each of the Lenders (in its capacity as a Lender and on behalf of itself and its affiliates as potential Hedge Banks) hereby appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. The Administrative Agent may from time to time in its discretion appoint any of the other Lenders or any of the Affiliates of a Lender to act as its co-agent or sub-agent for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder at the direction of the Administrative Agent. In this connection, the Administrative Agent, as "collateral agent", and such co-agents and sub-agents shall be entitled to the benefits of all provisions of this Article VIII (including, without limitation, Section 8.05, as though such co-agents or sub-agents were the "collateral agent" under the Loan Documents) as if set forth in full herein with respect thereto.

                  (c) The Syndication Agent shall not have any powers or discretion under this Agreement or any of the other Loan Documents other than those bestowed upon it as a co-agent or sub-agent from time to time by the Administrative Agent pursuant to subsection (b) of this Section 8.01, and each of the Lenders hereby acknowledges that the Syndication Agent shall not have any liability under this Agreement or any of the other Loan Documents.

                  SECTION 8.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct as determined in a final, nonappealable judgment by a court of competent jurisdiction. Without limitation of the generality of the immediately preceding sentence, the Administrative Agent: (a) may treat the payee of any Working Capital Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Working Capital Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property or assets (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 8.03. NationsBank, NMS and Affiliates. With respect to its Commitments, the Working Capital Advances made by it and the Working Capital Note or Notes issued to it, NationsBank shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" shall, unless otherwise expressly indicated, include NationsBank in its individual capacity. NationsBank, NMS and their respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if NationsBank and NMS were not the Agents and without any duty to account therefor to the Lenders.

                  SECTION 8.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section
4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 8.05. Indemnification. (a) Each Lender severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Loan Parties) from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct as determined in a final, nonappealable judgment by a court of competent jurisdiction. In the case of any claim, investigation, litigation or proceeding for which indemnity under this Section 8.05(a) applies, such indemnity shall apply whether or not such claim, investigation, litigation or proceeding is brought by the Administrative Agent, any of the other Agents, any of the Lenders or a third party. Without limitation of the foregoing, each Lender severally agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Loan Parties under Section 9.04, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Loan Parties. For purposes of this Section 8.05(a), the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of
(i) the aggregate principal amount of the Working Capital Advances outstanding at such time and owing to the respective Lenders, (ii) the aggregate unused portions of their respective Term Commitments at such time and (iii) their respective Unused Working Capital Commitments at such time. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender to the Administrative Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

                  SECTION 8.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $100,000,000. If within 45 days after written notice is given of the retiring Administrative Agent's resignation or removal under this
Section 8.06 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the retiring Administrative Agent's resignation or removal shall become effective, (b) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (c) the Required Lenders shall thereafter perform all duties and obligations of the retiring Administrative Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above in this Section 8.06. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent shall become effective, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Working Capital Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any Lender that is, at such time, a

Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the Initial Extension of Credit, Section 3.02, (ii) change the number of Lenders or the percentage of (A) the Working Capital Commitments or (B) the aggregate outstanding principal amount of the Working Capital Advances that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) reduce or limit the value of any Obligations of any Guarantor under Section 7.01 of the Guaranty set forth in Article VII hereof, (iv) release all or substantially all of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on all or substantially all of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents, (v) amend this Section 9.01, (vi) increase the Working Capital Commitments of any Lender or subject such Lender to any additional obligations, (vii) reduce the principal of, or interest on, the Working Capital Notes held by such Lender or any fees or other amounts payable hereunder to such Lender, or (viii) postpone any date fixed for any payment of principal of, or interest on, the Working Capital Notes held by such Lender or any fees or other amounts payable hereunder to such Lender; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement and the other Loan Documents. Notwithstanding any of the foregoing provisions of this Section 9.01, none of the defined terms set forth in Section
1.01 shall be amended, supplemented or otherwise modified in any manner that would change the meaning, purpose or effect of this Section 9.01 or any section referred to herein unless such amendment, supplement or modification is agreed to in writing by the number and percentage of Lenders (and the Administrative Agent, if applicable) otherwise required to amend such section under the terms of this Section 9.01.

                  SECTION  9.02.  Notices,   Etc.  (a)  All  notices  and  other
communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, (i) if to any Loan Party, at MedE America Corporation, 90 Merrick Avenue, Suite 501, East Meadow, New York 11554 (Facsimile: 516-542-4509; Telephone: 516-542-4500), Attention: Richard P. Bankosky; (ii) if to any Initial Lender, at its Base Rate Lending Office specified opposite its name on Schedule I hereto; (iii) if to any other Lender, at its Base Rate Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and (iv) if to the Administrative Agent, as follows:

                  (A)  for  notices   regarding   Working  Capital   Borrowings,
         payments, Conversions, fees, interest and other administrative matters:

                  NATIONSBANK N.A.
                  101 North Tryon Street
                  Charlotte, NC  28255
                  Location Code:  NC1-001-15-12
                  Attention:  Kathy Murnpower
                  Facsimile:  (704) 386-6837
                  Telephone:  (704) 409-0021; and

                  (B) for all other notices to the Administrative Agent or the Collateral Agent (including with respect to Defaults, amendments, waivers and modifications of the Loan Documents, assignments and reports and notices under Section 5.04):

                  NATIONSBANK N.A.
                  c/o Bank of America National Trust and Savings Association Agency Management #10831
`                 1455 Market Street, 12th Floor
                  San Francisco, California  94103
                  Attention:  Dietmar Schiel, Vice President
                  Facsimile:  (415) 436-3425
                  Telephone:  (415) 436-2769

or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VIII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Working Capital Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  (b) If any notice required under this Agreement or any of the other Loan Documents is permitted to be made, and is made, by telephone, actions taken or omitted to be taken in reliance thereon by the Administrative Agent or any of the Lenders shall be binding upon the Loan Parties notwithstanding any inconsistency between the notice provided by telephone and any subsequent writing in confirmation thereof provided to the Administrative Agent or such Lender; provided that any such action taken or omitted to be taken by the Administrative Agent or such Lender shall have been in good faith and in accordance with the terms of this Agreement.

                  SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any

Working Capital Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.04. Costs and Expenses. (a) Each of the Loan Parties hereby agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent and each Lender in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).

                  (b) Each of the Loan Parties hereby agrees to indemnify and hold harmless each Agent, each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facilities, the actual or proposed use of the proceeds of the Working Capital Advances, the Loan Documents or any of the transactions contemplated thereby, including, without limitation, and registration and sale of the Borrower Common Stock contemplated by the Registration Statement or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any Environmental Action relating in any way to any Loan Party, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any
Indemnified  Party  is  otherwise  a  party  thereto  and  whether  or  not  the
Transaction or any of the other transactions contemplated hereby are consummated. Each of the Loan Parties also agrees not to assert any claim against any Agent, any Lender or any of their

Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Working Capital Advances, the Loan Documents or any of the transactions contemplated thereby.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.08(b)(i) or 2.09(d), acceleration of the maturity of the Working Capital Notes pursuant to Section
6.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07 as a result of a demand by the Borrower pursuant to Section 9.07(a), or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.05 or 6.01, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or to prepay, as the case may be, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion.

                  (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Loan Parties contained in Sections 2.09 and 2.11 and this
Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

                  SECTION 9.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Working Capital Notes due and payable pursuant to the provisions of Section 6.01, each Lender and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Loan Parties against any and all of the Obligations of the Loan Parties now or hereafter existing under the Loan Documents, held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Working Capital Note or Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify such Loan Party after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its respective Affiliates may have.

                  SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties and the Administrative Agent and when the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 9.07. Assignments and Participations. (a) Each Lender may and, so long as no Default shall have occurred and be continuing, if demanded by the Borrower (following a demand by such Lender pursuant to Section
2.09 or 2.11) upon at least five Business Days' notice to such Lender and the Administrative Agent, will, assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Working Capital Commitment or Commitments, the Working Capital Advances owing to it and the Working Capital Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of Working Capital Facility, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Working Capital Commitments of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 9.07(a) shall be arranged by the Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this
Section 9.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, (vi) no such assignments shall be permitted without the consent of the Syndication

Agent until the Syndication Agent shall have notified the Lenders that syndication of the Commitments hereunder has been completed, (vii) the Administrative Agent shall have consented to such assignment, and (viii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Working Capital Note or Notes subject to such assignment and a processing and recordation fee of $3,500.

                  (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,
(i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12 and 9.04 (and other similar provisions of the other Loan Documents that are specified under the terms of such other Loan Documents to survive the payment in full of the Obligations of the Loan Parties under or in respect of the Loan Documents) to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the

Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender; and
(viii) such assignee attaches any Internal Revenue Service form (and, if applicable, the certificate) required to be provided by it under Section 2.12 and agrees to provide from time to time any successor or other form prescribed by the Internal Revenue Service as required to be provided by it under Section 2.12.

                  (d) The Administrative Agent, acting for this purpose (but solely for this purpose) as the agent of the Borrower, shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Working Capital Commitment of, and principal amount of the Working Capital Advances owing under each Facility to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders [may] [shall] treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Working Capital Note or Notes subject to such assignment and payment of the processing and recordation fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Working Capital Note or Notes a new Working Capital Note to the order of such Eligible Assignee in an amount equal to the Working Capital Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Working Capital Commitment hereunder, a new Working Capital Note to the order of the assigning Lender in an amount equal to the Working Capital Commitment retained by it hereunder. Such new Working Capital Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Working Capital Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                  (f) Each Lender may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Working Capital Commitments, the Working Capital Advances owing to it and the Working Capital Note or Notes, if any, held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Working Capital Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and
(v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Working Capital Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Working Capital Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

                  (g) Any Lender  may,  in  connection  with any  assignment  or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Loan Party or any of its Subsidiaries furnished to such Lender by or on behalf of the Borrower or any other Loan Party.

                  (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Working Capital Advances owing to it and the Working Capital Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System. No such creation shall release the applicable Lender from its obligations hereunder.

                  SECTION 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.09 Confidentiality. Neither the Administrative Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Administrative Agent's or such Lender's affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, federal or foreign authority or examiner regulating such Lender, (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender, (e) to any other person if such disclosure is reasonably incidental to the administration of the Facilities, (f) in connection with any claim, litigation or proceeding to which the Administrative Agent or such Lender or any of their affiliates may be a party or (g) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document.

                  SECTION 9.10. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York state court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto hereby irrevocably consents to the service of copies of any summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering a copy of such process to such party, at its address specified in Section 9.02, or by any other method permitted by applicable law. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 9.11. Governing Law. This Agreement and the Working Capital Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 9.12. Waiver of Jury Trial. Each of the Loan Parties, the Agents and the Lenders irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any of the other Loan Documents, any of the instruments, agreements or other documents delivered pursuant to the terms of the Loan Documents, the Working Capital Advances, the transactions contemplated hereby or thereby or the actions of any Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       MEDE AMERICA CORPORATION


                                       By
                                          ------------------------------
                                           Name:
                                           Title:


                                       NATIONSBANK, N.A.,
                                           as Administrative Agent


                                       By
                                          ------------------------------
                                           Name:
                                           Title:


                                       NATIONSBANC MONTGOMERY
                                        SECURITIES LLC, as Syndication Agent


                                       By
                                          ------------------------------
                                           Name:
                                           Title:



                                 INITIAL LENDERS
                                 ---------------


                                               NATIONSBANK, N.A.


                                               By
                                                  ------------------------------
                                                   Title:

                                 GUARANTORS
                                 ----------


                                               MEDE AMERICA CORPORATION OF OHIO


                                               By
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                               HEALTHCARE INTERCHANGE, INC.


                                               By
                                                  ------------------------------
                                                   Name:
                                                   Title:


                                            SCHEDULE I

                             COMMITMENTS AND APPLICABLE LENDING OFFICES
--------------------------------------------------------------------------------------------------------

                              WORKING                   DOMESTIC                        EURODOLLAR
                              CAPITAL                   LENDING                          LENDING
  NAME OF INITIAL LENDER     COMMITMENT                  OFFICE                           OFFICE
  ----------------------     ----------                  ------                           ------
NATIONSBANK, N.A.            $25,000,000     101 North Tryon Street          101 North Tryon Street
                                             Charlotte, North Carolina       Charlotte, North Carolina
                                             28255                           28255
                                             Attention: Kathy Mumpower       Attention: Kathy Mumpower
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                SCHEDULE 4.01(A)

                            BORROWER EQUITY INTERESTS



See attachment "A" for a list of WCAS Funds that hold, directly or indirectly, outstanding shares of Common Stock and Series A Preferred Stock of the Borrower ("Preferred Stock").

See attachment "B" for a list of WCAS Funds that hold, directly or indirectly, warrants to acquire shares of Common Stock of the Borrower.

SCHEDULE 4.01(A), ATTACHMENT "A"

                                                                   POST-SPLIT
NAME                                                                 COMMON      PREFERRED
---------------------------------------------------------------   -----------   ----------
Welsh, Carson, Anderson & Stowe V, L.P. .......................    1,790,748      82,057
Welsh, Carson, Anderson & Stowe VI, L.P. ......................    1,790,748      82,057
WCAS Information Partners, LP .................................       43,646       2,000
Patrick J. Welsh ..............................................       15,990         732
Russell L. Carson .............................................       19,703         902
Bruce K. Anderson .............................................       25,905       1,187
Richard H. Stowe ..............................................        3,967         181
Del Chtr Trust ttee fbo Richard H. Stowe IRA Rollover Trust ...        3,463         158
Andrew M. Paul ................................................        8,146         373
Thomas E. McInerney ...........................................       20,481         938
Laura M. VanBuren .............................................          412          18
James B. Hoover ...............................................        2,727         125
Robert H. Minicucci ...........................................        8,729         400
Anthony J. de Nicola ..........................................        3,750         171
Kristin M. Anderson Trust, P. Welsh/K. Anderson ttees .........          479          21
Mark S. Anderson Trust, P. Welsh/M. Anderson ttees ............          479          21
Daniel B. Anderson Trust, P. Welsh/D. Anderson ttees ..........          479          21
WCAS Capital Partners II, L.P. ................................      370,993
Edgar A. Jannotta, Jr. ........................................        2,208         101
William Blair Capital Partners V. L.P. ........................      414,639      19,000
William Blair Leveraged Capital Fund Limited Partnership ......      217,939       9,986
                                                                   ---------      ------
TOTAL .........................................................    5,684,848     239,956
                                                                   =========     =======

                        SCHEDULE 4.01(A), ATTACHMENT "B"


Warrant, dated December 18, 1995, issued by the Borrower to Welsh, Carson, Anderson & Stowe V, L.P. ("WCAS V"), to purchase 20,950 shares of Common Stock at an exercise price of $4.58 per share.

Warrant, dated December 18, 1995, issued by the Borrower to Welsh, Carson, Anderson & Stowe VI, L.P. ("WCAS VI"), to purchase 20,950 shares of Common Stock at an exercise price of $4.58 per share.

Warrant, dated December 18, 1995, issued by the Borrower to William Blair Capital Partners V, L.P. ("Blair V"), to purchase 7,123 shares of Common Stock at an exercise price of $4.58 per share.

Warrant, dated December 18, 1995, issued by the Borrower to William Blair Leveraged Capital Fund, Limited Partnership ("Blair LCF"), to purchase 3,509 shares of Common Stock at an exercise price of $4.58 per share.

Warrant, dated January 10, 1997, issued by the Borrower to WCAS V to purchase 7,332 shares of Common Stock at an exercise price of $5.73 per share.

Warrant, dated January 10, 1997, issued by the Borrower to WCAS VI to purchase 7,332 shares of Common Stock at an exercise price of $5.73 per share.

Warrant, dated January 10, 1997, issued by the Borrower to Blair V to purchase 2,438 shares of Common Stock at an exercise price of $5.73 per share.

Warrant, dated January 10, 1997, issued by the Borrower to Blair LCF to purchase 1,228 shares of Common Stock at an exercise price of $5.73 per share.

Warrant, dated October 31, 1997, issued by the Borrower to WCAS VI to purchase 27,360 shares of Common Stock at an exercise price of $5.73 per share.

Warrant, dated October 31, 1997, issued by the Borrower to Blair V to purchase 6,840 shares of Common Stock at an exercise price of $5.73 per share.

Warrant, dated October 7, 1998, issued by the Borrower to WCAS V to purchase 67,240 shares of Common Stock at an exercise price equal to the offering price to the public in the Borrower's contemplated initial public offering (if such offering is completed before March 31, 1999).

Warrant, dated October 7, 1998, issued by the Borrower to Blair V to purchase 16,810 shares of Common Stock at an exercise price equal to the offering price to the public in the Borrower's contemplated initial public offering (if such offering is completed before March 31, 1999).

                                SCHEDULE 4.01(B)

                                  SUBSIDIARIES



Legal name: Healthcare Interchange, Inc. ("HII")

Type of entity: corporation

Jurisdiction of incorporation: Missouri

Authorized Equity Interests: 66,250 shares of Class A Common Stock, $1 par value, 66,250 shares of Class B Common Stock, $1 par value, 56,000 shares of Class C Common Stock, $1 par value, and 62,500 shares of Preferred Stock, $1 par value.

Outstanding Equity Interests: 35,000 shares of Class A Common Stock, 35,000 shares of Class B Common Stock, 20,001 shares of Class C Common Stock and 62,500 shares of Preferred Stock. All outstanding Equity Interests of HII are owned of record and beneficially by the Borrower.




Legal Name: MedE America Corporation of Ohio ("MedE Ohio")

Formerly known as: General Computer Corporation

Type of entity: corporation

Jurisdiction of incorporation: Ohio

Authorized Equity Interests: 10,000,000 shares of Common Stock, $.10 par value, and 1,000,000 shares of Preferred Stock, $.10 par value.

Outstanding Equity Interests: 100 shares of Common Stock. All outstanding Equity Interests of MedE America Corporation of Ohio are owned of record and beneficially by the Borrower.

                                SCHEDULE 4.01(D)

                                    CONSENTS



                                      None.

                                SCHEDULE 4.01(F)

                LIABILITIES NOT REFLECTED IN FINANCIAL STATEMENTS



(i) Material fixed or contingent liabilities: None

(ii) Liabilities for taxes: None

(iii) Unusual forward or long-term commitments:

      The Borrower is party to a Software Licensing and Partnering Agreement, dated July 29, 1997, as amended, with Wellpoint Health Networks, Inc. Pursuant to that agreement, the Borrower will provide certain custom developed claims processing software to Wellpoint for installation at hospitals and large medical facilities. The agreement provides for a monthly per site license and maintenance fee, and further provides that Wellpoint shall be the exclusive distributor of the custom developed software in the State of California. The initial term of the agreement expires June 30, 2001.

      The Borrower is party to a Transaction Processing and Development Agreement, dated as of July 21, 1998, with Medic Computer Systems, Inc., pursuant to which MedE will provide transaction processing services to Medic. The agreement contemplates that certain elements of the Borrower's computer system will need to be modified to provide such services, and sets forth timetables and criteria for such modifications. The initial term of the agreement expires June 30, 2003.

(iv) Anticipated losses from unfavorable commitments: None

                                SCHEDULE 4.01(V)

                                   OPEN YEARS


MedE America Corporation
         1998
         1997
         1996
         1995

MedE Ohio
         1998
         1997
         1996
         1995

HII
         1998
         1997
         1996
         1995

The information requested by this Schedule 4.01(v) is not available for the stockholders of MedE America Corporation.

                                SCHEDULE 4.01(Y)

                                      DEBT



Part A: Existing Debt

(a) Indebtedness for borrowed money:

      The Borrower has borrowed  approximately $31.1 million (as of December 31,
      1998) from Bank of America NT&SA pursuant to the Credit Agreement, dated as of December 18, 1995, as amended (the "Old Credit Agreement"), between the Borrower and Bank of America NT&SA. These borrowings bear interest at a weighted average rate of 6.41% per annum (as of December 31, 1998), payable periodically as provided in the Old Credit Agreement, and mature on October 29, 1999.

      On February 14, 1997, the Borrower issued its 10% Senior Subordinated Note to WCAS Capital Partners II, L.P., in the principal amount of $25,000,000. This note bears interest at the rate of 10% per annum, payable quarterly. One-half of the principal amount is due on February 14, 2001 and the balance is due on February 14, 2002.

(b) Deferred purchase price obligations:

      Pursuant to an Asset Purchase Agreement, dated as of October 20, 1997, as amended, among the Borrower, MedE Ohio, The Stockton Group, Inc. and James
      S. Smith, the Borrower is obligated to pay up to $2,600,000 (plus interest thereon at the rate of 7.25% per annum from the "Earn-Out Payment Date," as defined in such agreement). The Borrower expects that the amount so payable under this agreement will be $2,022,000; however, the final amount is still being determined.

      The Borrower and/or its Subsidiaries may have incurred purchase money indebtedness not in excess of $250,000 to finance purchases of equipment in the ordinary course of business. None of such purchase money indebtedness is in default.

      In connection with the purchase of certain real property and improvements in Summit County, Ohio, the Borrower owes an aggregate $312,613 (payable in installments of $19,110 per month through July 2000) pursuant to a Purchase Agreement, dated as of May 30, 1995, between MedE America Corporation of Ohio and William and Sherry Shultz d/b/a W.E.S. Properties. A copy of the Purchase Agreement has been provided to counsel for the Administrative Agent.

                                      DEBT



Part A (continued)

(c) Notes, bonds, etc.:

      See Schedule 5.02(a)

      Pursuant to an Assets [sic] Purchase Agreement, dated as of March 1, 1996, as amended, between the Borrower and Quadax, Inc., the Borrower is obligated to pay to Quadax $6,333 per month through January 8, 2000.

(d) Conditional sales agreements, etc.: None

(e) Capitalized leases: See attachment "A".

(f) Outstanding letters of credit, etc.: None

(g) Obligations to purchase Equity Interests: In the event that no initial public offering is completed by the Borrower, the Borrower will be obligated to redeem its Preferred Stock in two equal installments on September 30, 2001 and September 30, 2002. The total amount payable in each such redemption would be approximately $20,109,464.

(h) Hedge Agreements, etc.: None

(i) Synthetic leases, off balance sheet leases, etc.: None

(j) Contingent Obligations: None

(k) Debt secured by Liens on Loan Party's assets: None

                                      DEBT



Part B: Surviving Debt

(a) Indebtedness for borrowed money: None.

(b) Deferred purchase price obligations: See the first and second items listed under item (b) of Part A above.

(c) Notes, bonds, etc.: See the items listed under item (c) of Part A above.

(d) Conditional sales agreements, etc.: None

(e) Capitalized leases: See attachment "A".

(f) Outstanding letters of credit, etc.: None

(g) Obligations to purchase Equity Interests: None, assuming that the Borrower completes an IPO before September 30, 2001.

(h) Hedge Agreements, etc.: None

(i) Synthetic leases, off balance sheet leases, etc.: None

(j) Contingent Obligations: None

(k) Debt secured by Liens on Loan Party's assets: None

 SCHEDULE 4.01(Y), PARTS A AND B, ATTACHMENT "A"

 CAPITAL LEASES:
          LESSOR                  LEASE               LEASED           LEASE      EXPIRATION       MONTLY
                                  NUMBER             EQUIPMENT         TERM                       LEASE PMT
---------------------------------------------------------------------------------------------------------------
 Alco Capital Resource             16,594       Canon Copier             60           May-99           838
 CIT                           65,222,005       Computer Equip           60           Feb-99         1,169
 CIT                           65,222,002       Computer Equip           60           Jul-98         1,056
 CIT                           65,222,003       Computer Equip           60           Aug-98           898
 CIT                           65,222,004       Computer Equip           60           Sep-98           690
 Wheeling Nat'l Bank             33908-02       Computer Equip           60           Oct-98           288
 Wheeling Nat'l Bank             33908-01       Stratapak Drive          60           Sep-98           618
 Hewlett Packard               4126-38351       Computer Equip           60           Jun-99         6,638
 Icon cash flow partner          70,239.0       Computer Equip           60           Aug-99         1,191
 Stratus Capital                607-60702       Stratus Equip            18           May-99         7,414
 Sanwa Leasing Corp          0002-1166898       Cust Serv 5              36           Jun-99           436
 Alan Acceptance             626190-20916       Acctg Server/Sales       24           Nov-99         2,657
 Colonial Pacific Alan              20977       Computer Euipment        24           Dec-99         2,016
 Advanta US                   001-0236308       Laser Printer Stockton   60           Jan-01           684
 Colonial US                    126509001       Computer Equip Stockton  36           Jun-99         1,128
 Dana Commerical                   438466       Computer Equip           48           Nov-99           874
 Net Credit                                                                           May-99           935
 Data Gen'l MedE inc.                           Data Gen'l Equipmt                    Apr-00         4,037
 Heller Fin'l  MPC                              Data Gen'l Equipmt                    Aug-98           785
 Mellon leasing MPC                             Data Gen'l Equipmt                    Sep-98         4,989
 Moleasco (Dental)                   4556       Burster                  36           Aug-99           274
 Moleasco (Dental)                   4797       Auto Folding Machine     36           Sep-99           199
 I.C. Capital (Dental)            3339252       Computer Equip           60           Aug-00         2,578
 Data General                                                            36           Jun-01         5,824
 Capital Lease Payments

 CAPITAL LEASES:
          LESSOR             JUL-98     AUG-98       SEP-98      OCT-98      NOV-98       DEC-98      JAN-99
----------------------------------------------------------------------------------------------------------------
 Alco Capital Resource          838         838          838         838         838          838         838
 CIT                          1,169       1,169        1,169       1,169       1,169        1,169       1,169
 CIT                          1,056
 CIT                            898         898
 CIT                            690         690          690
 Wheeling Nat'l Bank            288         288          288         288
 Wheeling Nat'l Bank            618         618          618
 Hewlett Packard              6,638       6,638        6,638       6,638       6,638        6,638       6,638
 Icon cash flow partner       1,191       1,191        1,191       1,191       1,191        1,191       1,191
 Stratus Capital              7,414       7,414        7,414       7,414       7,414        7,414       7,414
 Sanwa Leasing Corp             436         436          436         436         436          436         436
 Alan Acceptance              2,657       2,657        2,657       2,657       2,657        2,657       2,657
 Colonial Pacific Alan        2,016       2,016        2,016       2,016       2,016        2,016       2,016
 Advanta US                     684         684          684         684         684          684         684
 Colonial US                  1,128       1,128        1,128       1,128       1,128        1,128       1,128
 Dana Commerical                874         874          874         874         874          874         874
 Net Credit                     935         935          935         935         935          935         935
 Data Gen'l MedE inc.         4,037       4,037        4,037       4,037       4,037        4,037       4,037
 Heller Fin'l  MPC              785        785
 Mellon leasing MPC           4,989       4,989        4,989
 Moleasco (Dental)              274         274          274         274         274          274         274
 Moleasco (Dental)              199         199          199         199         199          199         199
 I.C. Capital (Dental)        2,578       2,578        2,578       2,578       2,578        2,578       2,578
 Data General                 5,824       5,824        5,824       5,824       5,824        5,824       5,824
 Capital Lease Payments      488,120     47,160       45,477      39,180      38,892       38,892      38,892
                           ------------------------------------------------------- ------------------------ ----

 CAPITAL LEASES:
          LESSOR                   FEB-99      MAR-99       APR-99      MAY-99      JUN-99
-------------------------------------------------------------------------------------------
 Alco Capital Resource              838         838          838         838
 CIT                              1,169
 CIT
 CIT
 CIT
 Wheeling Nat'l Bank
 Wheeling Nat'l Bank
 Hewlett Packard                  6,638       6,638        6,638       6,638       6,638
 Icon cash flow partner           1,191       1,191        1,191       1,191       1,191
 Stratus Capital                  7,414       7,414        7,414       7,414
 Sanwa Leasing Corp                 436         436          436         436         436
 Alan Acceptance                  2,657       2,657        2,657       2,657       2,657
 Colonial Pacific Alan            2,016       2,016        2,016       2,016       2,016
 Advanta US                         684         684          684         684         684
 Colonial US                      1,128       1,128        1,128       1,128       1,128
 Dana Commerical                    874         874          874         874         874
 Net Credit                         935         935          935         935
 Data Gen'l MedE inc.             4,037       4,037        4,037       4,037       4,037
 Heller Fin'l  MPC
 Mellon leasing MPC
 Moleasco (Dental)                  274         274          274         274         274
 Moleasco (Dental)                  199         199          199         199         199
 I.C. Capital (Dental)            2,578       2,578        2,578       2,578       2,578
 Data General                     5,824       5,824        5,824       5,824       5,824
 Capital Lease Payments          38,892      37,723       37,723      37,723      28,536
                           --------------------------------------------------------------

                                SCHEDULE 4.01(Z)

                                  REAL PROPERTY

Part A: Owned Real Property

Address                            County     State           Owner
-------                            ------     -----           -----

1933 Case Pkwy., Twinsburg         Summit      OH            Borrower


2045 Midway Dr., Twinsburg         Summit      OH            MedE Ohio


217 W. Plane St., Bethel           Clermont    OH            MedE Ohio




Part B: Leased Real Property

See attachment "A".

Schedule 4.01(z), Part B, Attachment "A"

Property Address                       Lessor                     Lessee           Expiration     Annual Rental
----------------                       ------                     ------           ----------     -------------
90 Merrick Ave., Suite 501             New England Mutual Life    Borrower            12/02          $180,000
East Meadow, NY  11554

2865 Amwiler Road, Suite 200           T&J Enterprises, LLC       Borrower             2/01          $ 81,600
Atlanta, GA.  30360

2730 Transit Road                      Marrano/Marc Equity Group  Borrower            10/01          $120,000
West Seneca, NY  14224

8 Century Drive                        Philip and Lois Wagner     Borrower             7/99          $ 33,960
Latham, NY  12110

333 Ovington Blvd., Suite 702          HMCC Associates            Borrower             2/02          $324,000
Mitchel Field, NY  11553

20350 Ventura Blvd.  Suite 200         The Marks Group            Borrower            12/02          $ 80.400
Woodland Hills, CA.  91364

230 River Ridge Circle                 Timmerman Leasing          MedE Ohio            4/00          $ 66,000
Burnsville, MN.  55337

125 Venture Blvd.                      Troon Properties           MedE Ohio           12/02          $ 81,600
Spartanburg, SC  29306

727 North First Street, Fifth Floor    First Morgan L.L.C.        HII                  5/05          $245,000
Saint Louis, MO  63102

                                SCHEDULE 4.01(BB)

                        REGISTERED INTELLECTUAL PROPERTY



Borrower

         U.S. Patent and Trademark Office service mark registration for "MEDE AMERICA" name and logo, registration number 1,695,044, originally registered 6/16/92, expires 2008.



HII

         U.S. Patent and Trademark Office service mark registration for "I" logo, registration number 2,130,684, registered January 20, 1998, expires 2008.

                                SCHEDULE 5.01(N)

                        REAL PROPERTY SUBJECT TO MORTGAGE



1933 Case Parkway
Twinsburg, Ohio

2045 Midway Drive
Twinsburg, Ohio 44087

2865 Amwiler Road
Atlanta, Georgia 30360

333 Ovington Boulevard, Suite 702
Mitchel Field, New York 11553

                                SCHEDULE 5.02(A)

                               LIENS ON COLLATERAL



The Borrower owns 7 certificates of deposit issued by the Bank of Akron, having an aggregate value at maturity of $268,430. All of the Borrower's right, title and interest in and to such certificates of deposit have been pledged, pursuant to an Assignment of Bank Account, dated March 7, 1995, between Latpon Health Systems Inc. (which subsequently assigned this agreement to the Borrower) and QR Management Services Inc. ("QR"), to secure indebtedness payable to QR (the amount of such indebtedness is less than the value of such certificates). Such indebtedness arose pursuant to an Asset Purchase Agreement, dated as of February 1, 1995, between Latpon and QR.

                                SCHEDULE 5.02(E)

                                   INVESTMENTS



                                      None

                                                                       EXHIBIT A

                          FORM OF WORKING CAPITAL NOTE

$_______________                                         Dated: _______ __, ____


         FOR VALUE RECEIVED, the undersigned, MEDE AMERICA CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Working Capital Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of January __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, MEDE AMERICA CORPORATION OF OHIO, an Ohio corporation, and HEALTHCARE INTERCHANGE, INC., a Missouri corporation, as Guarantors, the Lender and certain other lender parties party thereto, and NationsBank, N.A., as Administrative Agent for the Lender and such other lender parties on the Termination Date.

         The Borrower promises to pay to the Lender interest on the unpaid principal amount of each Working Capital Advance from the date of such Working Capital Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to NationsBank, N.A., as Administrative Agent, at 101 North Tryon Street, Charlotte, North Carolina (or some other location as shall be designated by the Administrative Agent in a written notice to the Borrower) in same day funds. Each Working Capital Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.

         This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of advances (the "Working Capital Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Working Capital Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.


                                               MEDE AMERICA CORPORATION


                                               By
                                                   -----------------------------
                                                   Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL

--------------------------------------------------------------------------------
                              AMOUNT OF             UNPAID
            AMOUNT OF      PRINCIPAL PAID         PRINCIPAL          NOTATION
 DATE        ADVANCE         OR PREPAID            BALANCE           MADE BY
 ----        -------         ----------            -------           -------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     EXHIBIT B-1

                           FORM OF NOTICE OF BORROWING


NationsBank,  N.A.,
 as Administrative  Agent
 under the Credit Agreement
 referred to below
 101 North Tryon Street
 Location Code: NCI-001-15-12
 Charlotte, North Carolina 28255                   [Date]

Attention: Kathy Mumpower


Ladies and Gentlemen:

         The undersigned, MEDE AMERICA CORPORATION, refers to the Credit Agreement dated as of January __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among the undersigned, MEDE AMERICA CORPORATION OF OHIO, an Ohio corporation, and HEALTHCARE INTERCHANGE, INC., a Missouri corporation, as Guarantors, the Lenders party thereto and NationsBank, N.A., as Administrative Agent for the Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

         (i) The Business Day of the Proposed Borrowing is _________ __, _____.

         (ii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

         (iii) The aggregate amount of the Proposed Borrowing is $__________.

         [(iv) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is __________ month[s].]

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

         (A) The representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of the Proposed Borrowing, in which case, as of such specific date.

         (B) No Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

         Manual delivery of an executed counterpart of this Notice of Borrowing by telecopier shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.


                                          Very truly yours,


                                          MEDE AMERICA CORPORATION



                                          By
                                              ----------------------------------
                                              Title:

                                                                     EXHIBIT B-2


                          FORM OF NOTICE OF CONVERSION




NationsBank, N.A.,
  as Administrative Agent
  under the Credit Agreement
  referred to below
101 North Tryon Street
Location Code: NCI-001-15-12
Charlotte, North Carolina 28255       [Date of Notice of Conversion]

Attention: Kathy Mumpower

Ladies and Gentlemen:

         The undersigned, MEDE AMERICA CORPORATION, a Delaware corporation, refers to the Credit Agreement dated as of January __, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms defined therein unless otherwise defined herein being used herein as therein defined) among the undersigned, MEDE AMERICA CORPORATION OF OHIO, an Ohio corporation, and HEALTHCARE INTERCHANGE, INC., a Missouri corporation, as Guarantors, the Lenders party thereto and NationsBank, N.A., as Administrative Agent for the Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.08 of the Credit Agreement, that the undersigned hereby requests a Conversion of the Advances specified in clause (b) below under the Credit Agreement and, in that connection, sets forth below the information relating to such Conversion (the "Proposed Conversion") as required by Section 2.08(a) of the Credit Agreement:

         (a) The Business Day of the Proposed Conversion is requested to be _________ __, ____1.

         (b) The Advances requested to be Converted as part of the Proposed Conversion are the Working Capital Advances outstanding on the date of this Notice of Conversion as [Base Rate Advances] [Eurodollar Rate Advances] in an aggregate principal amount of $__________.

         (c) The Advances referred to in clause (b) above are requested to be Converted as part of the Proposed Conversion into [Base Rate Advances]

--------
1 The date specified in clause (a) shall be the last day of the existing Interest Period for the Eurodollar Rate Advances requested to be Converted in the Proposed Conversion.

[Eurodollar Rate Advances with an initial Interest Period having a duration of [one] [two] [three] [six] month[s]].


                                            Very truly yours,

                                            MEDE AMERICA CORPORATION


                                            By   _______________________________

                                                 Name:
                                                 Title:

                                                                       EXHIBIT C

                                                                         FORM OF
                                                       ASSIGNMENT AND ACCEPTANCE



         Reference is made to the Credit Agreement dated as of January __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among MEDE AMERICA CORPORATION, a Delaware corporation, (the "Borrower"), MEDE AMERICA CORPORATION OF OHIO, an Ohio corporation, and HEALTHCARE INTERCHANGE, INC., a Missouri corporation, as Guarantors, the Lenders party thereto and NationsBank, N.A., as Administrative Agent for the Lenders.

         Each "Assignor" referred to on Schedule 1 hereto (each, an "Assignor") and each "Assignee" referred to on Schedule 1 hereto (each, an "Assignee") agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

         1. Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor, an interest in and to such Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement Facility specified on Schedule 1 hereto. After giving effect to such sale and assignment, such Assignee's Commitments and the amount of the Advances owing to such Assignee will be as set forth on Schedule 1 hereto.

         2. Such Assignor (i) represents and warrants that its name set forth on
Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto;
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by such Assignor and requests that the Administrative Agent exchange such Note for a new Note payable to the order of such Assignee in an amount equal to the Commitment assumed by such Assignee pursuant hereto or new Notes payable to the order of such Assignee in an amount equal to the Commitment assumed by such Assignee pursuant hereto and such Assignor in an amount equal to the Commitment retained by such Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

         3. Such Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon any Agent, any Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and
(vii) attaches any U.S.  Internal  Revenue  Service forms required under Section
2.11 of the Credit Agreement.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

         5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) such Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Acceptance) and, if this Assignment and Acceptance covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.

         6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Manual delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.

         IN  WITNESS  WHEREOF,  each  Assignor  and each  Assignee  have  caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

ASSIGNORS:
Working Capital Facility
     Percentage interest assigned                            %           %          %          %           %
     Working Capital Commitment assigned              $          $          $          $           $
     Aggregate outstanding principal amount of
         Working Capital Advances assigned            $          $          $          $           $
     Principal amount of Working Capital Note
         payable to Assignor                          $          $          $          $           $


ASSIGNEES:
Working Capital Facility
     Percentage interest assumed                              %           %          %          %           %
     Working Capital Commitment assumed               $          $          $          $           $
     Aggregate outstanding principal amount of
         Working Capital Advances assumed             $          $          $          $           $
     Principal amount of Working Capital Note
         payable to Assignee                          $          $          $          $           $


Effective Date (if other than date of acceptance by Administrative Agent):
1_________ __, ____


                         ASSIGNORS


                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___




                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___




                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___




                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___


--------

1 This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___




                          ASSIGNEES


                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___


                                    Domestic Lending Office:


                                    Eurodollar Lending Office:




                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___


                                    Domestic Lending Office:


                                    Eurodollar Lending Office:

                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___


                                    Domestic Lending Office:


                                    Eurodollar Lending Office:

                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___


                                    Domestic Lending Office:


                                    Eurodollar Lending Office:

                                    ______________________________, as Assignor
                                    [Type or print legal name of Assignor]


                                    By  _______________________________________
                                        Title:

                                    Dated:______________, ___


                                    Domestic Lending Office:


                                    Eurodollar Lending Office:

Accepted 2[and Approved] this ____
day of ___________, ____

NATIONSBANK, N.A.,
     as Administrative Agent


By
   _______________________________
    Title:

2[Approved this ____ day
of _____________, ____


MEDE AMERICA CORPORATION

By
    _______________________________
    Title:  ]

















--------

2   Required if the Assignee is an Eligible  Assignee solely by reason of clause
    (iii) of the definition of "Eligible Assignee".

                                                                       EXHIBIT D



















                           FORM OF SECURITY AGREEMENT

                             Dated January __, 1999

                                      From

                         The Grantors referred to herein

                                   as Grantors

                                       to

                                NATIONSBANK, N.A.

                               as Collateral Agent

                       T A B L E  O F   C O N T E N T S



SECTION                                                                                         PAGE

 1.  Grant of Security.............................................................................2
 2.  Security for Obligations......................................................................5
 3.  Grantors Remain Liable........................................................................5
 4.  Delivery and Control of Security Collateral, Account Collateral or Agreement Collateral.......6
 5.  Maintaining the Pledged Accounts..............................................................7
 6.  Maintaining the Collateral Account............................................................8
 7.  Representations and Warranties................................................................8
 8.  Further Assurances...........................................................................10
 9.  As to Equipment and Inventory................................................................11
10.  Insurance....................................................................................12
11.  Place of Perfection; Records; Collection of Receivables......................................13
12.  Voting Rights; Dividends; Etc................................................................14
13.  As to the Assigned Agreements................................................................15
14.  Payments Under the Assigned Agreements.......................................................17
15.  Transfers and Other Liens; Additional Shares.................................................17
16.  Collateral Agent Appointed Attorney-in-Fact..................................................17
17.  Collateral Agent May Perform.................................................................18
18.  The Collateral Agent's Duties................................................................18
19.  Remedies.....................................................................................18
20.  Indemnity and Expenses.......................................................................20
21.  Amendments; Waivers; Additional Grantors; Etc................................................20
22.  Notices; Etc.................................................................................21
23.  Continuing Security Interest; Assignments under the Credit Agreement.........................21
24.  Release; Termination.........................................................................21
25.  Security Interest Absolute...................................................................22
26.  Execution in Counterparts....................................................................23
27.  The Mortgages................................................................................23
28.  Governing Law................................................................................24


Schedules

Schedule I    -  Pledged Shares and Pledged Debt

Schedule II   -  Locations of Equipment and Inventory

Schedule III  -  Chief Place of Business, Chief Executive Office and Federal Tax
                 Identification Number

Schedule IV   -  Trade Names

SECTION                                                                PAGE

Schedule V       -    Pledged Accounts

Exhibits

Exhibit A        -    Form of Security Agreement Supplement
Exhibit B        -    Form of Pledged Account Letter
Exhibit C        -    Form of Consent and Agreement
Exhibit D        -    Form of Control Agreement (Securities Account)

                               SECURITY AGREEMENT


     SECURITY AGREEMENT dated January __, 1999 made by MEDE AMERICA CORPORATION, a Delaware corporation (the "Borrower"), the other persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 21) (the Borrower, the persons so listed and the Additional Grantors being, collectively, the "Grantors"), to NationsBank, N.A., as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement (as hereinafter defined), the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement).

     PRELIMINARY STATEMENTS.

     (1) The Borrower has entered into a Credit Agreement dated as of January __, 1999 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lenders party thereto (the "Lender Parties") and the Agents (as defined therein).

     (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of its personal property and fixtures now owned or hereafter acquired.

     (3) Each Grantor is the owner of the shares (the "Initial Pledged Shares") of stock set forth opposite such Grantor's name on and as otherwise described in
Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Initial Pledged Debt") set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

     (4) The Borrower has opened a collateral securities account, (the "Collateral Account"), with NationsBank, N.A. at its office at 101 North Tryon Street, Charlotte, North Carolina 28225 (or such other address as the Collateral Agent may specify), in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

     (5) It is a condition precedent to the making of Working Capital Advances by the Lender Parties under the Credit Agreement that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

     (6) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

     (7) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") and/or in the Federal Book-Entry Regulations (as defined below) are used in this Agreement as such terms  are  defined  in  such  Article  8 or 9.  The  term  "Federal  Book-Entry
Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills) and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. ss. 357.2, ss. 357.10 through ss. 357.14 and ss. 357.41 through ss. 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Working Capital Advances under the Credit Agreement, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

     Section 1. Grant of Security. Each Grantor hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

                  (a) all of such Grantor's right, title and interest in and to all equipment in all of its forms, including, without limitation, all computers, CPUs, monitors, printers and other payment processing equipment, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

                  (b) all of such Grantor's right, title and interest in and to all inventory in all of its forms, (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

                  (c) all of such Grantor's right, title and interest in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

                  (d) all of such Grantor's right, title and interest in and to the following (the "Security Collateral"):

                           (i) the Initial Pledged Shares and the  certificates,
                  if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                           (ii) the Initial Pledged Debt and the instruments, if
                  any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                           (iii) all  additional  shares  of stock  from time to
                  time acquired by such Grantor in any manner (such shares, together with the Initial Pledged Shares, being the "Pledged
                  Shares"), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                           (iv) all  additional  indebtedness  from time to time
                  owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                           (v) all other investment property (including, without
                  limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

                  (e) all of such Grantor's right, title and interest in and to each agreement and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements,
         (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

                  (f) all of such Grantor's right, title and interest in and to the following (collectively, the "Account Collateral"):

                           (i) the Collateral Account, all financial assets from
                  time to time credited to the Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the Collateral Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

                           (ii) all Pledged  Accounts  and  Commingled  Accounts
                  (each as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

                           (iii) all other deposit accounts of such Grantor, all
                  funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                           (iv) all  notes,  certificates  of  deposit,  deposit
                  accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                           (v) all interest,  dividends,  cash,  instruments and
                  other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

                  (g) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (f) of this Section 1 and this clause
         (g)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

Notwithstanding  anything  to  the  contrary  herein,  in  no  event  shall  the
Collateral include, and the Grantors shall not be deemed to have granted a security interest in, any Excluded Assigned Agreements; provided, that immediately upon any Assigned Agreement ceasing to be Excluded Assigned
Agreements, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all of its rights, title and interests in, to and under such Assigned Agreement.

     Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and including, without limitation, any amendments, amendment and restatements, supplements, modifications, extensions, substitutions and renewals thereof, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

     Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. Delivery and Control of Security Collateral, Account Collateral or Agreement Collateral. (a) All certificates or instruments representing or evidencing Security Collateral, Account Collateral or Agreement Collateral (and, to the extent requested by the Collateral Agent, any other Collateral) shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 12(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the Collateral Agent to Security Collateral consisting of financial assets credited to the Securities Account.

     (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent.

     (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit D hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a "Securities Account Control Agreement").

     (d) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a securities account, such Grantor will comply with subsection (c) of this Section 4 with respect to all security entitlements credited to such securities account.

     Section 5. Maintaining the Pledged Accounts. So long as any Working Capital Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender Party shall have any Commitment under the Credit
Agreement:

                  (a) Each Grantor will maintain (i) lockboxes and blocked deposit accounts (collectively, the "Pledged Accounts") only with banks (the "Pledged Account Banks") that have entered into letter agreements in substantially the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Collateral Agent with such Grantor and the Collateral Agent (the "Pledged Account Letters"), and (ii) with respect to deposit accounts that hold funds that are payable to providers or third parties other than the Grantors, unblocked deposit accounts (collectively the "Commingled Accounts") only with banks (the "Commingled Account Banks") that have entered into letter agreements in form and substance satisfactory to the Collateral Agent whereby each Commingled Account Bank (i) agrees to pay all funds on deposit in such Commingled Account that are payable to such Grantor only to such Pledged Accounts as such Grantor, or upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, shall direct and (ii) acknowledges the Lien in favor of the Secured Parties created hereunder on the funds of such Grantor or deposit in such Commingled Account. Within 30 days after the Initial Extension of Credit, such Grantor shall deliver to the Collateral Agent (i) each Pledged Account Letter, duly executed by such Grantor, the Collateral Agent and the Pledged Account Bank party thereto and (ii) each Commingled Account Letter, duly executed by such Grantor, the Collateral Agent and the Commingled Account Bank party thereto.

                  (b) Each Grantor will immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "Obligor") to make such payment to a Pledged Account or, with respect to payments that are payable to a provider or other third party other than such Grantor, to a Commingled Account of such Grantor. So long as an Event of Default shall not have occurred and be continuing or if the Collateral Agent shall not have given the notice referred to in Subsection (c) below with respect to the Pledged
         Accounts, such Grantor may operate the Pledged Accounts and the Commingled Accounts in accordance with its past business practice.

                  (c) If an Event of Default shall have occurred and be continuing each Grantor will, at the request of the Collateral Agent, instruct such Pledged Account Bank to transfer to the Collateral Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of the Pledged Account in such Pledged Account Bank. If any Grantor shall fail to give any such instructions to any Pledged Account Bank, the Collateral Agent may do so without further notice to any Grantor.

                  (d) Upon any termination of any Pledged Account Letter or Commingled Account Letter or other agreement with respect to the maintenance of a Pledged Account or Commingled Account by any Grantor or any Pledged Account Bank or Commingled Account Bank, as the case may be, such Grantor will immediately notify all Obligors that were making payments to such Pledged Account or Commingled Account to make all future payments to another Pledged Account or Commingled Account, as the case may be, or to the Collateral Account. Each Grantor agrees to terminate any or all Pledged Accounts and Pledged Account Letters and all Commingled Accounts and Commingled Account Letters upon request by the Collateral Agent.

                  Section 6. Maintaining the Collateral Account. So long as any Working Capital Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement:

                  (a) The Borrower will maintain the Collateral Account with the Collateral Agent or another commercial bank acceptable to the Collateral Agent that has entered into a Pledged Account Letter (the
         Collateral Agent or bank with which the Collateral Account is maintained being the "Collateral Bank").

                  (b) It shall be a term and condition of the Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account and except as otherwise provided by the provisions of Section 19, that no amount (including interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Collateral Account.

     Section 7. Representations and Warranties. Each Grantor represents and warrants as follows:

                  (a) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule II hereto, as such
         Schedule II may be amended, amended and restated, supplemented or otherwise modified from time to time pursuant to Section 9(a) other than incidental office equipment (such as notebook computers, portable printers and similar portable office equipment used by employees at offsite locations in the ordinary course of business (the "Movable Equipment")). The chief place of business and chief executive office of such Grantor, and the original copies of each Assigned Agreement to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, are located at the address specified therefor in Schedule III hereto, as such location may be amended, amended and restated, supplemented or otherwise modified from time to time pursuant to Section 11(a). Such Grantor's federal tax identification number is set forth on Schedule III hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

                  (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement. Such Grantor has the trade names listed on Schedule IV hereto.

                  (c) Such Grantor has exclusive possession and control of the Equipment and Inventory.

                  (d) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt pledged by such Grantor hereunder (i) to the best of our knowledge, has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, and (ii) is evidenced by one or more promissary notes (which notes have been delivered to the Collateral Agent) and is not in default.

                  (e) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto as of the date hereof. The Initial
         Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

                  (f) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule I hereto.

                  (g) The Assigned Agreements to which such Grantor is a party, true and complete copies of which (other than the Hedge Agreements) have been furnished to each Secured Party, have been duly authorized, executed and delivered by all parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. To the best of our knowledge, there exists no default under any Assigned Agreement to which such Grantor is a party by any party thereto. Each party to the Assigned Agreements to which such Grantor is a party other than the Grantors has executed and delivered to such Grantor a consent, in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral

         Agent, to the assignment of the Agreement Collateral to the Collateral Agent pursuant to this Agreement.

                  (h) Such Grantor has no Pledged Accounts or Commingled Accounts or other deposit accounts other than the Pledged Accounts and Commingled Accounts listed on Schedule V hereto. Such Grantor has instructed all existing Obligors to make all payments to either a Pledged Account or the Collateral Account, or with respect to payments that are payable to a provider or third party other than such Grantor, to a Commingled Account.

                  (i) All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created under this Agreement have been duly made or taken, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority (subject to Permitted Liens) security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

                  (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements will be duly filed immediately following the date hereof and upon filing will be in full force and effect, and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect, or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

                  (k) The Inventory that has been produced by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

                  Section 8. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the

Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will promptly: (i) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted hereunder; (iv) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing the Pledged Shares accompanied by undated stock powers executed in blank; and (v) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created under this Agreement has been taken.

     (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

     Section 9. As to Equipment and Inventory. (a) Each Grantor will keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business and Movable Equipment) at the places therefor specified in Section 7(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all action required by Section 8 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule II hereto shall be automatically amended to include such other places).

     (b) Each Grantor will cause the Equipment of such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor will promptly furnish to the Collateral Agent a statement respecting any material loss or damage to any of the Equipment or Inventory of such Grantor.

     (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims
(including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement. In producing the Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

     Section 10. Insurance. (a) Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $__________ per occurrence) to be paid directly to the Collateral Agent. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 8 and cause the insurers to acknowledge notice of such assignment.

     (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 10 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

     (c) So long as no Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Agent may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Collateral Agent will not be required to release the amount thereof to such Grantor and may hold or continue to hold such amount in the Collateral Account as additional security for the Secured Obligations of such Grantor (except that any such amount will be released by the Collateral Agent to such Grantor if, to the extent that any prepayment of Obligations is required under the Credit Agreement in connection with the receipt of such amount, such prepayment has been made). Upon the occurrence and during the continuance of any Event of Default or the actual or constructive total loss (in excess of $__________ per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and shall, in the Collateral Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 19(b).

     Section 11. Place of Perfection; Records; Collection of Receivables. (a) Each Grantor will keep its principal place of business and chief executive office, and originals of the Assigned Agreements, Related Contracts and all originals of all chattel paper that evidence or constitute Receivables, at the location therefor specified in Section 7(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all actions required by Section 8 shall have been taken with respect to the Collateral (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Assigned Agreements, the Related Contracts and chattel paper and, subject to
Section 5.01(f) of the Credit Agreement, will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the provisions of Section 4 in order to perfect the security interest granted hereunder in such Collateral.

                  (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, will take) such action as such Grantor or the Collateral Agent may reasonably deem necessary or advisable to enforce collection of the

Receivables and the Related Contracts; provided, however, that the Collateral Agent shall have the right upon the occurrence and during the continuance of an Event of Default, upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and applied as provided in Section 19(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

     Section 12. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security
         Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                  (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

                           (A) dividends,  interest and other distributions paid
                  or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                           (C) cash paid,  payable or otherwise  distributed  in
                  respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent will promptly upon request therefor execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default:

                  (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

                  (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 12(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent shall be authorized to send to each Securities Intermediary as defined in and under any Control Agreement a Notice of Exclusive Control as defined in and under such Control Agreement.

     Section 13. As to the Assigned Agreements. (a) Each Grantor will at its expense:

                  (i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it except to the extent that the failure to perform or observe such term or provision, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect, maintain the Assigned Agreements to which it is a party in full force and effect unless the Board of Directors of such Grantor shall have determined that it is no longer in the best interest of such Grantor to maintain such Assigned Agreement, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be requested from time to time by the Collateral Agent; and

                  (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for material information and reports or for action as such Grantor is entitled to make thereunder.

     (b) Each Grantor agrees that it will not, except to the extent otherwise permitted under the Credit Agreement:

                  (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

                  (ii) amend, amended and restated, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of any such Assigned Agreement; or

                  (iv) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party.

         (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

         Section 14. Payments Under the Assigned Agreements. (a) Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to a Pledged Account.

         (b) All moneys received or collected pursuant to subsection (a) above shall be (i) available to the applicable Grantor on the terms set forth in
Section 5(b) so long as no Event of Default shall have occurred and be continuing or (ii) if any Event of Default shall have occurred and be continuing, applied as provided in Section 5(c) and 19(b).

         Section 15. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

         (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

         Section 16. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to, upon the occurrence and during the continuance of an Event of Default, obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 10,

                  (b) to, upon the occurrence and during the continuance of an Event of Default, ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to, upon the occurrence and during the continuance of an Event of Default, receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

                  (d) to, upon the occurrence and during the continuance of an Event of Default, file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

         Section 17. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 20(b).

         Section 18. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time when the Collateral Agent deems it to be necessary appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (1) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (2) such Subagent shall automatically be vested with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (3) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

         Section 19. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties;
         (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 20) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect or as otherwise permitted or required by the Credit Agreement. Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

                  (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in any deposit account that constitutes part of, or is otherwise related to, the Collateral Account.

     Section 20. Indemnity and Expenses. (a) Each Grantor agrees to indemnify and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

     (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

     Section 21. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the annexes attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV and V hereto, and the Collateral Agent may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

     Section 22. Notices; Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of the Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, telecopied or confirmed by telex answerback, respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

     Section 23. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Working Capital Advances owing to it and the Note, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

     Section 24. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.05 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.05 of the Credit Agreement.

     (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     Section 25. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

                  (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

                  (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

                  (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

      Section 26. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

      Section 27. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such

Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

     Section 28. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            MEDE AMERICA CORPORATION


                                            By _________________________________
                                              Title:


                                            MEDE AMERICA CORPORATION OF
                                            OHIO
Address for Notices:
--------------------
2045 Midway Drive
Twinsburg, Ohio 44087
                                            By _________________________________
                                               Title:

                                           HEALTHCARE INTERCHANGE, INC.

Address for Notices:
--------------------
727 North First Street
Fifth Floor
Saint Louis, Missouri 63102
                                            By _________________________________
                                               Title:

                                SCHEDULE I TO THE
                               SECURITY AGREEMENT


                         PLEDGED SHARES AND PLEDGED DEBT

                                  PART I


-------------------------------------------------------------------------------------------------------
                                                                                           PERCENTAGE
                                                              STOCK                            OF
                                                           CERTIFICATE       NUMBER        OUTSTANDING
GRANTOR    STOCK ISSUER    CLASS OF STOCK     PAR VALUE       NO(S)         OF SHARES         SHARES
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


                                     PART II



-------------------------------------------------------------------------------------------------------
                                                                                          OUTSTANDING
                                                                               FINAL        PRINCIPAL
GRANTOR     DEBT ISSUER    DESCRIPTION OF DEBT   DEBT CERTIFICATE NO(S).      MATURITY        AMOUNT
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                                              SCHEDULE II TO THE
                                                              SECURITY AGREEMENT


                      LOCATIONS OF EQUIPMENT AND INVENTORY



MEDE AMERICA CORPORATION
------------------------

         LOCATIONS OF EQUIPMENT:


         LOCATIONS OF INVENTORY:



MEDE AMERICA CORPORATION OF OHIO
--------------------------------

         LOCATIONS OF EQUIPMENT:


         LOCATIONS OF INVENTORY:



HEALTHCARE INTERCHANGE, INC.
----------------------------

         LOCATIONS OF EQUIPMENT:


         LOCATIONS OF INVENTORY:

                                                             SCHEDULE III TO THE
                                                              SECURITY AGREEMENT




                 CHIEF PLACE OF BUSINESS, CHIEF EXECUTIVE OFFICE
                      AND FEDERAL TAX IDENTIFICATION NUMBER




                   Chief Place of Business and             Federal Tax
Grantor            Chief Executive Office                  Identification Number
-------            ----------------------                  ---------------------

                                                              SCHEDULE IV TO THE
                                                              SECURITY AGREEMENT


                                   TRADE NAMES


          GRANTOR                       TRADE NAMES

                                                               SCHEDULE V TO THE
                                                              SECURITY AGREEMENT


                                PLEDGED ACCOUNTS




--------------------------------------------------------------------------------
                NAME AND ADDRESS OF       MAILING ADDRESS OF
  GRANTOR      PLEDGED ACCOUNT BANK             LOCKBOX          ACCOUNT NUMBER
  -------      --------------------             -------          --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]

NationsBank, N.A.,
   as the Collateral Agent for the
   Secured Parties referred to in the
   Credit Agreement referred to below
   c/o Bank of America National and Savings Association,
   Agency Management #10831
   1455 Market Street, 12th Floor
   San Francisco, California 94103


                            MEDE AMERICA CORPORATION


Ladies and Gentlemen:

     Reference is made to (i) the Credit Agreement dated as of January __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MEDE AMERICA CORPORATION, a Delaware corporation, as the Borrower, MEDE AMERICA CORPORATION OF OHIO, an Ohio corporation, and HEALTHCARE INTERCHANGE, INC., a Missouri corporation, as
Guarantors, the Lender Parties party thereto, NationsBank, N.A., as administrative agent and as collateral agent (together with any successor agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent") for the Lender Parties, and (ii) the Security Agreement dated January __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement or the Security Agreement.

     Section 1. Grant of Security. The undersigned hereby assigns and pledges to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, a lien on, and security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing, including, without limitation, the property and assets of the undersigned set forth on the attached supplements to the Schedules to the Security Agreement.

     Section 2. Security for Obligations. The pledge and assignment of, and the grant of a lien on and security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the undersigned or any Grantor.

     Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplements to each of the Schedules to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are complete and correct in all material respects.

     Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 7 of the Security Agreement (as supplemented by the attached supplements) to the same extent as each other Grantor.

     Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned, and each reference in any of the other Loan Documents to a "Grantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

     Section 6. Governing Law; Jurisdiction; Etc. This Security Agreement Supplement shall be governed by and construed in accordance with the laws of the State of New York.



                                           Very truly yours,

                                           [NAME OF ADDITIONAL GRANTOR]



                                           By_______________________________
                                               Title:

                                               Address of principal place of
                                               business and chief executive
                                               office and for notices:

                                           ----------------------------------
                                           ----------------------------------

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT


                         FORM OF PLEDGED ACCOUNT LETTER



                                                           ---------------, ----

[Name and address
of Pledged Account Bank]

                              [Name of the Grantor]

Gentlemen/women:

     Reference is made to [the lockboxes listed on Schedule I hereto into which certain monies, instruments and other properties are deposited from time to time and] the deposit accounts listed on Schedule I hereto (such [lockboxes and] deposit accounts being, collectively, the "Pledged Accounts") maintained with you by ____________________ (the "Grantor"). Pursuant to the Security Agreement dated January __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), the Grantor has granted to NationsBank, N.A., as Collateral Agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent") for the Secured Parties referred to in the Credit Agreement dated as of January __, 1999 (the "Credit Agreement"), with [MEDE AMERICA CORPORATION][MEDE AMERICA CORPORATION OF OHIO][HEALTHCARE INTERCHANGE, INC.] and the Grantor, sole dominion and control of the Pledged Accounts and a security interest in certain property of the Grantor, including, among other things, the following (the "Account Collateral"): each Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Pledged Accounts with you that you agree to this letter agreement.

     By executing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Agreement and the grant of the lien on, and security interest in, and the pledge and assignment of, the Account Collateral to the Collateral Agent for the benefit of the Secured Parties and you confirm to the Collateral Agent that the description of the

Pledged Accounts set forth on Schedule I hereto is correct and that you have not received any notice of any other lien on, security interest in, pledge or assignment of, or other claim (other than that of the Grantor) on any of the Pledged Accounts. Further, you hereby agree with the Collateral Agent that:

                  (a) Notwithstanding anything to the contrary in any other agreement relating to any Pledged Account, each Pledged Account is and will be subject to the terms and conditions of the Security Agreement, will be maintained solely for the benefit of the Secured Parties, will have the title set forth opposite the account number therefor on
         Schedule I hereto and will be subject to written instructions only from an officer of the Collateral Agent. Only the Collateral Agent is authorized to withdraw amounts from, to draw upon, or, except as otherwise set forth herein, to otherwise exercise any powers with respect to the Pledged Accounts and the funds deposited therein. The Collateral Agent authorizes and directs that the sole signatories authorized to act on behalf of the Collateral Agent with respect to the Pledged Accounts are and shall be such vice presidents of the Collateral Agent as the Collateral Agent may from time to time designate in a writing acceptable to you. You may rely without liability on any such written designation, absent manifest error, unless and until you receive a written designation to the contrary. Any such written designation shall include the specimen signature of each authorized vice president of the Collateral Agent.

                  (b) You will collect mail from each Pledged Account on each of your business days at times that coincide with the delivery of mail thereto.

                  (c) You will follow your usual operating procedures for the handling of any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc. received in any Pledged Account.

                  (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Pledged Accounts.

                  (e) You will maintain a record of all checks and other remittance items received in each Pledged Account and, in addition to providing the Grantor with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Collateral Agent (i) a monthly statement of each Pledged Account and
         (ii) a daily collection and check float report, to be mailed or telecopied to the Collateral Agent at: NationsBank, N.A., c/o Bank of America National Trust and Savings Association, Agency Management
         #10831, 1455 Market Street, 12th Floor, San Francisco, California 94103, Telecopier No. (415) 436-3425, Attention: Agency Management.

                  (f) At the direction of the Grantor or the Collateral Agent (which shall be given to you upon the occurrence and during the continuance of an Event of Default under the Credit Agreement) you will transfer, in same day funds, on each of your business days, all amounts collected from each Pledged Account on such day to the following account (the "Collateral Account"):

                           MEDE AMERICA CORPORATION
                           Account No. __________
                           101 North Tryon Street
                           Charlotte, North Carolina 28255
                           Attention: Kathy Mumpower

         Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

                  (g) All transfers referred to in paragraph (f) above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and you will not seek to recover from the Collateral Agent for any reason any such payment once made.

                  (h) All service charges and fees with respect to any Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the applicable Pledged Account, but may be charged to another account maintained by the Grantor with you.

                  (i) The Collateral Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Accounts and the other Account Collateral in accordance with the terms of the Security Agreement, and you shall comply in all respects with such exercise.

                  You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

                  No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Grantor herefrom, shall be effective unless the same shall be in writing as signed by you, the Grantor and the Collateral Agent.

                  This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement upon thirty days' prior written notice to the Grantor and the Collateral Agent. Upon such termination you shall close the Pledged Accounts and transfer all funds in the Pledged Accounts to the Collateral Account or another account as instructed by the Collateral Agent at such time. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Account or to such other account as instructed by the Collateral Agent at such time all funds and other property received in respect of the Pledged Accounts.

     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

     Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to NationsBank, N.A., as Administrative Agent c/o Bank of America National Trust and Savings Association, Agency Management #10831, 1455 Market Street, 12th Floor, San Francisco, California 94103, Telecopier No.: (415) 436-2769, Attention: Agency Management. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF GRANTOR]


                                          By __________________________________
                                             Title:




                                          NATIONSBANK, N.A., as Collateral Agent


                                          By ___________________________________
                                             Title:

Acknowledged and agreed to as of
the date first above written:


[NAME OF PLEDGED ACCOUNT BANK]


By _____________________________
   Title:

                                                               SCHEDULE I TO THE
                                                          PLEDGED ACCOUNT LETTER



    [LOCKBOX/] ACCOUNT NUMBER                     [LOCKBOX/] ACCOUNT NAME

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT


                          FORM OF CONSENT AND AGREEMENT

     The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated January __, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement", the terms defined therein being used herein as therein defined) from [MEDE AMERICA CORPORATION][MEDE AMERICA CORPORATION OF OHIO][HEALTHCARE INTERCHANGE, INC.] (the "Grantor") and certain other grantors from time to time party thereto to NationsBank, N.A., as Collateral Agent (the "Collateral Agent") for the Secured Parties referred to therein, (ii) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (iii) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (iv) agrees with the Collateral Agent that:

                  (i) The undersigned will make all payments to be made by it under or in connection with the __________ Agreement dated _______________, ____ (the "Assigned Agreement") between the undersigned and the Grantor directly to the Collateral Account or otherwise in accordance with the instructions of the Collateral Agent.

                  (ii) All payments referred to in paragraph (i) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

                  (iii) The Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

                  (iv) The undersigned will not, without the prior written consent of the Collateral Agent, (A) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (B) amend, amend and restate, supplement or otherwise modify the Assigned Agreement, except, in each case, to the extent otherwise permitted under the Credit Agreement referred to in the Security Agreement.

                  (v) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Collateral Agent and permits the Grantor and the Collateral Agent the period of time afforded to the Grantor under the Assigned Agreement to cure such default.

                  (vi) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

                  (vii) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

     This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:  _______________, ____               [NAME OF OBLIGOR]

                                            By ______________________________
                                               Title:

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENT


                            FORM OF CONTROL AGREEMENT
                              (Securities Account)


     CONTROL AGREEMENT dated as of ________, ____, among____________, a ___________ (the "Grantor"), NationsBank, N.A., as Collateral Agent (the "Secured Party"), and _________, a _________ ("____________"), as securities intermediary (the "Securities Intermediary").


PRELIMINARY STATEMENTS:

     (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in account no. _______________ maintained by the Securities Intermediary for the Grantor (the "Account").

     (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

     SECTION 1. The Account. The Securities Intermediary represents and warrants to, and agrees with, the Secured Party that:

                  (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

                  (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

                  (c) The securities intermediary's jurisdiction with respect to the Account is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

                  (d) Exhibit A attached hereto is a statement of the property credited to the Account on the date hereof.

                  (e) The Securities Intermediary does not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

     SECTION 2. Control by Secured Party. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "Entitlement Order") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

     SECTION 3. Grantor's Rights in Account.

     (a) The Securities Intermediary will comply with Entitlement Orders and other directions concerning the Account originated by, and only by, the Secured Party.

     (b) Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "Notice of Exclusive Control"), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

     (c) If the Securities Intermediary receives from the Secured Party a Notice of Exclusive Control, the Securities Intermediary will cease distributing to the Grantor all interest and dividends on property in the Account.

     SECTION 4. Priority of Secured Party's Security Interest. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

     (b) The Securities Intermediary will not agree with any third party that the Securities Intermediary will comply with Entitlement Orders originated by the third party.

     SECTION 5. Statements, Confirmations, and Notices of Adverse Claims. (a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

     (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

     SECTION 6. The Securities Intermediary's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

     (b) The Securities Intermediary will not be liable to the Grantor for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

     (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

     SECTION 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

     SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

     (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

     (c) Sections 6 and 7 will survive termination of this Agreement.

     SECTION 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Securities Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

     SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

     SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

     SECTION 12. Financial Assets. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

     SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

     SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

     SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            [NAME OF GRANTOR]


                                            By  ________________________________
                                                Title:

                                            Address:

                                            ____________________________________

                                            ____________________________________




                                            NATIONSBANK, N.A., as
                                               Collateral Agent


                                            By  ________________________________
                                                Title:

                                            Address:
                                            1455 Market Street, 12th Floor,
                                            San Francisco, California  94103





                                            [NAME OF SECURITIES
                                            INTERMEDIARY]


                                            By  ________________________________
                                                Title:

                                            Address:

                                            ____________________________________

                                            ____________________________________

                      SCHEDULE I TO THE SECURITY AGREEMENT

                         PLEDGED SHARES AND PLEDGED DEBT


                                     PART I

                                                                           STOCK          NUMBER      PERCENTAGE OF
GRANTOR        STOCK ISSUER                   CLASS OF STOCK    PAR VALUE    CERTIFICATE   OF SHARES   OUTSTANDING
-------        ------------                   --------------    ---------    ------------   ---------   -----------

Borrower       Healthcare Interchange, Inc.   Class A Com.      $1.00             A-1           35,000       100%

Borrower       Healthcare Interchange, Inc.   Class B Com.      $1.00             B-2           35,000       100%

Borrower       Healthcare Interchange, Inc.   Class C Com.      $1.00             C-6                1        0%

Borrower       Healthcare Interchange, Inc.   Class C Com.      $1.00             C-5            5,000        25%

Borrower       Healthcare Interchange, Inc.   Class C Com.      $1.00             C-6            5,000        25%

Borrower       Healthcare Interchange, Inc.   Class C Com.      $1.00             C-7            5,000        25%

Borrower       Healthcare Interchange, Inc.   Class C Com.      $1.00             C-8            5,000        25%

Borrower       Healthcare Interchange, Inc.   Cum. Conv.        $1.00              1            31,250        50%
                                              Preferred

Borrower       Healthcare Interchange, Inc.   Cum. Conv.        $1.00              3            31,250        50%
                                              Preferred

Borrower       MedE America Corporation       Common            $  .01             1               100       100%
               of Ohio


                                     PART II

                                      None.

                      SCHEDULE II TO THE SECURITY AGREEMENT

                      LOCATIONS OF EQUIPMENT AND INVENTORY



MedE America Corporation

         1933 Case Parkway
         Twinsburg OH (Summit County)

         90 Merrick Ave., Suite 501
         East Meadow, NY  11554 (Nassau County)

         2865 Amwiler Road, Suite 200
         Atlanta, GA.  30360 (Gwinnett County)

         2730 Transit Road
         West Seneca, NY  14224 (Erie County)

         8 Century Drive
         Latham, NY  12110

         333 Ovington Blvd., Suite 702
         Mitchel Field, NY  11553 (Nassau County)

         20350 Ventura Blvd.
         Woodland Hills, CA.  91364

         See also the locations set forth below for MedE America Corporation of Ohio and Healthcare Interchange, Inc..


MedE America Corporation of Ohio

         2045 Midway Dr.
         Twinsburg, OH 44087 (Summit County)

         217 W. Plane St.
         Bethel, OH (Clermont County)

         230 River Ridge Circle
         Burnsville, MN  55337

                      LOCATIONS OF EQUIPMENT AND INVENTORY



MedE America Corporation of Ohio (continued)

         125 Venture Blvd.
         Spartanburg, SC  29306 (Spartanburg County)


Healthcare Interchange, Inc.

         727 North First Street, Fifth Floor
         Saint Louis, MO  63102

                     SCHEDULE III TO THE SECURITY AGREEMENT

                 CHIEF PLACE OF BUSINESS, CHIEF EXECUTIVE OFFICE
                      AND FEDERAL TAX IDENTIFICATION NUMBER



                                  CHIEF PLACE OF BUSINESS AND                     FEDERAL TAX
GRANTOR                             CHIEF EXECUTIVE OFFICE                      IDENTIFICATION NO.
-------                             ----------------------                      ------------------


MedE America Corporation            90 Merrick Avenue, Suite 501                     11-3270245
                                    East Meadow, New York 11554

MedE America Corporation of         Chief Executive Office:                          34-1057848
Ohio                                90 Merrick Avenue, Suite 501
                                    East Meadow, New York 11554

                                    Chief Place of Business:
                                    2045 Midway Dr.
                                    Twinsburg, OH 44087

Healthcare Interchange, Inc.        Chief Executive Office:                          43-1597249
                                    90 Merrick Avenue, Suite 501
                                    East Meadow, New York 11554

                                    Chief Place of Business:
                                    727 North First Street, Fifth Floor
                                    Saint Louis, MO  63102

                      SCHEDULE IV TO THE SECURITY AGREEMENT

                                   TRADE NAMES



GRANTOR                                   TRADE NAMES
-------                                   -----------

MedE America Corporation                  MedE America Corporation
                                          MedE America

MedE America Corporation of Ohio          MedE America Corporation of Ohio
                                          General Computer Corporation*

Healthcare Interchange, Inc.              Healthcare Interchange, Inc.

                      SCHEDULE V TO THE SECURITY AGREEMENT

                                PLEDGED ACCOUNTS



                                      None.

                                                                       EXHIBIT E

                                                                         FORM OF
                                                             GUARANTY SUPPLEMENT


                                                              --------- --, ----


NationsBank, N.A., as Administrative Agent
c/o Bank of America National Trust
  and Savings Association
Agency Management #10831
1455 Market Street, 12th Floor
San Francisco, CA  94103

Attention: Agency Management

            Credit Agreement dated as of January __, 1999 among MEDE
                AMERICA CORPORATION, a Delaware corporation (the
                       "Borrower"), the other Loan Parties
                   party to the Credit Agreement, the Lenders
                         party to the Credit Agreement,
                 and NationsBank, N.A., as Administrative Agent



Ladies and Gentlemen:

     Reference is made to the above-captioned Credit Agreement and to the Guaranty referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the "Guaranty"). The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

     Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the

"Guaranteed Obligations"), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Guaranty or any other Loan Document. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

     (b) The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

     (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

     Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an "Additional Guarantor" or a "Guarantor" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

     Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 4.01 of the Credit Agreement to the same extent as each other Guarantor.

     Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

     Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Guaranty or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any other jurisdiction.

     (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

     (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE WORKING CAPITAL ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.


                                             Very truly yours,

                                             [NAME OF ADDITIONAL GUARANTOR]


                                             By  _______________________________
                                                 Title: